Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended December 31, 2015

Boston Properties, Inc.

Fourth Quarter 2015

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photo: South of Market, Reston, VA)

Boston Properties, Inc.

Fourth Quarter 2015

COMPANY PROFILE

The Company

Boston Properties, Inc. (“Boston Properties” or the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in four markets: Boston, New York, San Francisco, and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, four residential properties (including two properties under construction) and five retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of 30 individuals averages 31 years of real estate experience and 19 years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Owen D. Thomas, Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Senior Executive Vice President; and Michael E. LaBelle, Executive Vice President, Chief Financial Officer and Treasurer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of 11 distinguished members, the majority of whom are Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•	concentrating on carefully targeted markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets that increase its penetration in these targeted markets;

•	taking on complex, technically-challenging development projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing on a selective basis the sale of properties or interests therein to either take advantage of the demand for the Company’s premier properties or pare from the portfolio properties that we believe have slower future growth potential; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of December 31, 2015)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, New York, San Francisco and Washington, DC
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	168
Total Square Feet (includes unconsolidated joint ventures)	46.5 million
Common shares outstanding, plus common, preferred and LTIP units (including Outperformance Plan Units) on an as-converted basis (but excluding Multi-Year Long-Term Incentive Program Units)	171.5 million
Dividend—Quarter/Annualized	$0.65/$2.60
Dividend Yield	3.02% (includes special dividend, see page 4)
Total Adjusted Market Capitalization (1)	$30.5 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB+ (Fitch); A- (S&P)

(1)	For disclosures relating to our definition of Total Adjusted Market Capitalization, see page 49.

Boston Properties, Inc.

Fourth Quarter 2015

INVESTOR INFORMATION

Board of Directors
Mortimer B. Zuckerman	Matthew J. Lustig
Chairman of the Board	Director

Owen D. Thomas	Alan J. Patricof
Chief Executive Officer and Director	Director, Chair of Audit Committee

Douglas T. Linde	Ivan G. Seidenberg
President and Director	Lead Independent Director

Carol B. Einiger	Martin Turchin
Director	Director

Dr. Jacob A. Frenkel	David A. Twardock
Director, Chair of Nominating & Corporate Governance Committee	Director, Chair of Compensation Committee

Joel I. Klein
Director

Management
Raymond A. Ritchey	John F. Powers
Senior Executive Vice President	Executive Vice President, New York Region

Michael E. LaBelle	Frank D. Burt
Executive Vice President, Chief Financial Officer and Treasurer	Senior Vice President, General Counsel

Peter D. Johnston	Lori W. Silverstein
Executive Vice President, Washington, DC Region	Senior Vice President, Controller

Bryan J. Koop
Executive Vice President, Boston Region

Robert E. Pester
Executive Vice President, San Francisco Region

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com	Inquiries should be directed to
Michael E. LaBelle
	Stock Exchange Listing New York Stock Exchange		Executive Vice President, Chief Financial Officer and Treasurer at
617.236.3352 or
mlabelle@bostonproperties.com

Arista Joyner, Investor Relations Manager
at 617.236.3343 or
ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q4 2015		Q3 2015	Q2 2015	Q1 2015	Q4 2014
High Closing Price	$130.15		$126.32	$142.17	$144.74	$136.28
Low Closing Price	$118.62		$108.65	$120.83	$131.26	$115.10
Average Closing Price	$124.47		$119.54	$131.76	$139.56	$126.63
Closing Price, at the end of the quarter	$127.54		$118.40	$121.04	$140.48	$128.69

Dividends per share	$0.65		$0.65	$0.65	$0.65	$0.65
Special dividends per share	$1.25		$—	$—	$—	$4.50

Total dividends	$1.90		$0.65	$0.65	$0.65	$5.15

Closing dividend yield—annualized	3.02	% (1)	2.20%	2.15%	1.85%	5.52	% (2)
Closing common shares outstanding, plus preferred shares and common, preferred and LTIP units (including Outperformance Plan Units) on an as-converted basis (but excluding Multi-Year Long-Term Incentive Program Units) (thousands) (3)	171,509		171,509	171,506	171,490	171,064
Closing market value of outstanding shares and units (thousands)	$22,074,258		$20,506,666	$20,959,086	$24,291,548	$22,214,860

(1)	Includes the special dividend of $1.25 per share paid on January 28, 2016 to shareholders of record as of the close of business on December 31, 2015.
(2)	Includes the special dividend of $4.50 per share paid on January 28, 2015 to shareholders of record as of the close of business on December 31, 2014.
(3)	For additional detail, see page 13.

Timing
Quarterly results for the next four quarters will be announced according to the following schedule:

First Quarter, 2016	Tentatively April 26, 2016
Second Quarter, 2016	Tentatively July 26, 2016
Third Quarter, 2016	Tentatively October 25, 2016
Fourth Quarter, 2016	Tentatively January 31, 2017

Boston Properties, Inc.

Fourth Quarter 2015

RESEARCH COVERAGE

Equity Research Coverage

Lucy Moore	Jed Reagan / Katherine Corwith
Argus Research Company	Green Street Advisors
646.747.5456	949.640.8780

Jeffrey Spector / Jamie Feldman	Jonathan Petersen / Omotayo Okusanya
Bank of America Merrill Lynch	Jefferies & Co.
646.855.1363 / 646.855.5808	212.284.1705 / 212.336.7076

Ross Smotrich / Peter Siciliano	Anthony Paolone
Barclays Capital	J.P. Morgan Securities
212.526.2306 / 212.526.3098	212.622.6682

David Toti	Craig Mailman / Jordan Sadler
BB&T Capital Markets	KeyBanc Capital Markets
212.419.4620	917.368.2316 / 917.368.2280

John Kim	Richard Anderson
BMO Capital	Mizuho Securities
212.885.4115	212.205.8445

Thomas Lesnick	Sumit Sharma / Vikram Malhotra
Capital One Securities	Morgan Stanley
571.633.8191	212.761.7567 / 212.761.7064

Michael Bilerman / Emmanuel Korchman	Mike Carroll
Citigroup Global Markets	RBC Capital Markets
212.816.1383 / 212.816.1382	440.715.2649

James Sullivan / Tom Catherwood	David Rodgers / Richard Schiller
Cowen and Company	RW Baird
646.562.1380 / 646.562.1382	216.737.7341 / 312.609.5485

Ian Weissman / Derek van Dijkum	Alexander Goldfarb / Ryan Peterson
Credit Suisse	Sandler O’Neill & Partners
212.538.6889 / 212.325.9752	212.466.7937 / 212.466.7927

Barry Oxford	John Guinee / Erin Aslakson
D.A. Davidson & Co.	Stifel, Nicolaus & Company
212.240.9871	443.224.1307 / 443.224.1350

Vincent Chao / Mike Husseini	Michael Lewis
Deutsche Bank Securities	SunTrust Robinson Humphrey
212.250.6799 / 212.250.7703	212.319.5659

Steve Sakwa / Gabe Hilmoe	Ross Nussbaum / Nick Yulico
Evercore ISI	UBS Securities
212.446.9462 / 212.446.9459	212.713.2484 / 212.713.3402

Brad Burke	Brendan Maiorana
Goldman Sachs	Wells Fargo Securities
917.343.2082	943.263.6516

Debt Research Coverage	Rating Agencies

Scott Frost	Stephen Boyd
Bank of America Merrill Lynch	Fitch Ratings
646.855.8078	212.908.9153

Peter Troisi	Ranjini Venkatesan
Barclays	Moody’s Investors Service
212.412.3695	212.553.3828

Thomas Cook	Anita Ogbara
Citi Investment Research	Standard & Poor’s
212.723.1112	212.438.5077

John Giordano
Credit Suisse Securities
212.538.4935

Ron Perrotta
Goldman Sachs
212.702.7885

Mark Streeter
J.P. Morgan Securities
212.834.5086

Thierry Perrein / Jason Jones
Wells Fargo
704.715.8455 / 704.715.7932

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Fourth Quarter 2015

GUIDANCE

	First Quarter 2016		Full Year 2016
	Low	High	Low	High
Earnings per share (diluted)	$1.05	$1.07	$2.68	$2.83
Add:
Company share of real estate depreciation and amortization	0.89	0.89	3.45	3.45
Less:
Company share of gains on sales of real estate	0.35	0.35	0.35	0.35

FFO per share (diluted)	$1.59	$1.61	$5.78	$5.93

ASSUMPTIONS

(dollars in thousands)

	Full Year 2016
	Low	High
Operating property activity:
In-service portfolio occupancy	90.0%	92.0%
Same property net operating income—GAAP basis (change from 2015) (1)	(1.00%)	1.00%
Same property net operating income—cash basis (change from 2015) (2)	1.00%	3.00%
Non same properties’ incremental contribution over 2015	$34,000	$40,000
Straight-line rent and fair value lease revenue (non-cash revenue) (3)	$35,000	$50,000
Hotel net operating income	$13,000	$15,000
Other income (expense):
Development and management services income	$20,000	$24,000
General and administrative expense	$(102,000)	$(107,000)
Net interest expense	$(400,000)	$(415,000)
Noncontrolling interest:
Noncontrolling interest in property partnerships	$(95,000)	$(115,000)

(1)	The change in Same Property net operating income—GAAP basis from 2015 to 2016 has been reduced from last quarter by 25 basis points primarily due to a reduction in rental revenue resulting from the termination of a tenant at 250 West 55th Street in New York City. If the Company had not entered into this termination agreement, the change in Same Property net operating income—GAAP basis from 2015 to 2016 would have been an increase of approximately 50 basis points.
(2)	The change in Same Property net operating income-cash basis from 2015 to 2016 has been reduced from last quarter by 50 basis points due primarily to a reduction in cash rental revenue resulting from the termination of a tenant at 250 West 55th Street in New York City.
(3)	Includes our share of unconsolidated and consolidated joint venture properties.

Boston Properties, Inc.

Fourth Quarter 2015

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 10-12. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 49-51.

	Three Months Ended
	31-Dec-15	30-Sep-15	30-Jun-15	31-Mar-15	31-Dec-14
Selected Items:
Revenue	$624,240	$629,884	$618,221	$618,476	$613,707
Straight-line rent (1)	$18,149	$12,630	$14,024	$23,164	$18,639
Fair value lease revenue (1) (2)	$4,966	$5,937	$6,667	$7,081	$12,236
Revenue from residential properties	$4,106	$4,111	$3,811	$6,854	$7,195
Company share of funds from operations (FFO) from unconsolidated joint ventures	$6,205 (3)	$6,455	$6,964	$9,702	$7,282
Lease termination fees (1) (4)	$5,605	$7,760	$5,419	$14,086	$1,117
Ground rent expense (5)	$3,463	$3,534	$3,676	$4,404	$4,990
Fair value interest adjustment (1)	$8,593	$8,062	$7,856	$7,796	$7,737
Capitalized interest	$8,298	$9,100	$8,850	$7,965	$7,667
Capitalized wages	$4,130	$4,111	$3,997	$3,626	$3,483
Operating margins [(rental revenue—rental expense)/rental revenue] (6)	66.3%	65.9%	66.2%	65.3%	66.5%
Losses from early extinguishments of debt	$(22,040)	$—	$—	$—	$(10,633)
Income before gains on sales of real estate	$85,406	$123,792	$100,739	$114,086	$85,323
Net income attributable to Boston Properties, Inc. common shareholders	$137,851	$184,082	$79,460	$171,182	$174,510
FFO attributable to Boston Properties, Inc.	$197,339	$217,261	$208,731	$200,385	$193,186
FFO per share—diluted (7)	$1.28	$1.41	$1.36	$1.30	$1.26
Net income attributable to Boston Properties, Inc. per share—basic	$0.90	$1.20	$0.52	$1.12	$1.14
Net income attributable to Boston Properties, Inc. per share—diluted	$0.90	$1.20	$0.52	$1.11	$1.14
Dividends per common share (8)	$1.90	$0.65	$0.65	$0.65	$5.15
Funds available for distribution to common shareholders and common unitholders (FAD) (7) (9)	$136,434	$140,700	$145,937	$147,145	$162,630
Ratios:
Interest Coverage Ratio (excluding capitalized interest)—cash basis (10)	3.25	3.30	3.21	3.11	2.91
Interest Coverage Ratio (including capitalized interest)—cash basis (10)	3.02	3.06	2.98	2.91	2.74
FFO Payout Ratio (9)	50.78%	46.10%	47.79%	50.00%	51.59%
FAD Payout Ratio (9)	81.77%	79.28%	76.49%	75.72%	68.42%

	31-Dec-15	30-Sep-15	30-Jun-15	31-Mar-15	31-Dec-14
Balance Sheet Items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$51,397	$55,434	$63,706	$75,063	$80,864
Below-market rents (included within Other Liabilities)	$172,670	$184,154	$202,653	$227,651	$243,395
Accrued ground rent expense, net (included within Prepaid Expenses and Other Assets and Other Liabilities)	$38,765	$42,962	$41,857	$40,751	$56,117
Accrued interest payable on outside members’ notes payable (included within Accrued Interest Payable)	$119,436	$111,422	$103,622	$96,028	$88,643
Capitalization:
Common Stock Price @ Quarter End	$127.54	$118.40	$121.04	$140.48	$128.69
Equity Value @ Quarter End	$22,074,258	$20,506,666	$20,959,086	$24,291,548	$22,214,860
Total Consolidated Debt	$9,036,513	$9,729,796	$9,867,459	$9,886,696	$9,906,984
Total Consolidated Market Capitalization	$31,110,771	$30,236,462	$30,826,545	$34,178,244	$32,121,844
Total Consolidated Debt/Total Consolidated Market Capitalization (7)	29.05%	32.18%	32.01%	28.93%	30.84%
BXP’s Share of Unconsolidated Joint Venture Debt	$353,386	$352,923	$352,882	$351,977	$351,500
Less:
Partners’ Share of Consolidated Debt	$989,165	$995,008	$1,168,046	$1,174,948	$1,181,797
Total Adjusted Debt	$8,400,734	$9,087,711	$9,052,295	$9,063,725	$9,076,687
Total Adjusted Market Capitalization (11)	$30,474,992	$29,594,377	$30,011,381	$33,355,273	$31,291,547
Total Adjusted Debt/Total Adjusted Market Capitalization (7) (11)	27.57%	30.71%	30.16%	27.17%	29.01%

(1)	Includes the Company’s share of consolidated and unconsolidated joint ventures amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	For additional detail, see page 18.
(4)	For the three months ended September 30, 2015 and March 31, 2015, includes distributions received by the Company from its unsecured creditor claim against Lehman Brothers, Inc. of approximately $3.6 million and $4.5 million, respectively.
(5)	Includes non-cash straight-line adjustments to ground rent. See page 12 for the straight-line adjustments to the ground rent expense.
(6)	Rental expense consists of operating expenses, real estate taxes and ground rent expense. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $18,102, $18,989, $17,845, $17,867 and $17,218 for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.
(7)	For disclosures related to our definitions, see page 49.
(8)	For the three months ended December 31, 2015, dividends per share includes the $1.25 per common share special dividend paid on January 28, 2016 to shareholders of record as of the close of business on December 31, 2015. For the three months ended December 31, 2014, dividends per share includes the $4.50 per common share special dividend paid on January 28, 2015 to shareholders of record as of the close of business on December 31, 2014.
(9)	FFO Payout Ratio is defined as dividends per common share (excluding any special dividends) divided by FFO per share. FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
(10)	The Company believes that the presentation of its interest coverage ratios provides investors with useful information about the Company’s financial performance as it relates to its cash interest expense obligations, which may assist investors in evaluating the Company’s ability to service its existing debt obligations. For a quantitative reconciliation, see page 12.
(11)	For additional detail, see page 13.

Boston Properties, Inc.

Fourth Quarter 2015

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	31-Dec-15	30-Sep-15	30-Jun-15	31-Mar-15	31-Dec-14
ASSETS
Real estate	$18,465,405	$18,412,086	$18,207,934	$18,153,816	$18,231,978
Construction in progress (1)	763,935	725,601	880,996	797,148	736,311
Land held for future development	252,195	264,598	277,327	271,327	268,114
Less accumulated depreciation	(3,925,894)	(3,833,277)	(3,753,926)	(3,646,853)	(3,547,659)

Total real estate	15,555,641	15,569,008	15,612,331	15,575,438	15,688,744
Cash and cash equivalents	723,718	1,387,007	1,342,751	1,064,396	1,763,079
Cash held in escrows (2)	73,790	90,379	252,558	588,218	487,321
Marketable securities	20,380	19,645	20,953	20,736	19,459
Tenant and other receivables, net	97,865	66,446	55,183	47,768	46,595
Accrued rental income, net	754,883	737,145	730,797	713,874	691,999
Deferred charges, net	732,837	749,628	771,419	806,468	831,744
Prepaid expenses and other assets	185,118	143,476	117,993	165,985	164,432
Investments in unconsolidated joint ventures	235,224	217,529	209,974	196,188	193,394

Total assets	$18,379,456	$18,980,263	$19,113,959	$19,179,071	$19,886,767

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$3,438,714	$4,132,071	$4,269,808	$4,289,120	$4,309,484
Unsecured senior notes, net of discount	5,289,317	5,288,908	5,288,503	5,288,101	5,287,704
Unsecured line of credit	—	—	—	—	—
Mezzanine notes payable	308,482	308,817	309,148	309,475	309,796
Outside members’ notes payable	180,000	180,000	180,000	180,000	180,000
Accounts payable and accrued expenses	274,709	245,200	231,900	224,086	243,263
Dividends and distributions payable	327,320	112,912	112,892	112,796	882,472
Accrued interest payable	190,386	200,916	178,548	186,630	163,532
Other liabilities	483,601	448,680	448,480	483,762	502,255

Total liabilities	10,492,529	10,917,504	11,019,279	11,073,970	11,878,506

Commitments and contingencies	—	—	—	—	—

Noncontrolling interests:
Redeemable preferred units of the Operating Partnership	—	—	—	633	633

Redeemable interest in property partnership	—	—	106,233	105,520	104,692

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding	200,000	200,000	200,000	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 153,579,966, 153,574,600, 153,473,931, 153,402,107, and 153,113,945 outstanding, respectively	1,536	1,536	1,535	1,534	1,531
Additional paid-in capital	6,305,687	6,300,780	6,293,556	6,286,260	6,270,257
Dividends in excess of earnings	(780,952)	(627,054)	(711,239)	(690,993)	(762,464)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive income (loss)	(14,114)	(20,625)	1,848	(11,907)	(9,304)

Total stockholders’ equity attributable to Boston Properties, Inc.	5,709,435	5,851,915	5,782,978	5,782,172	5,697,298
Noncontrolling interests:
Common units of the Operating Partnership	603,092	620,036	614,988	617,274	603,171
Property partnerships	1,574,400	1,590,808	1,590,481	1,599,502	1,602,467

Total equity	7,886,927	8,062,759	7,988,447	7,998,948	7,902,936

Total liabilities and equity	$18,379,456	$18,980,263	$19,113,959	$19,179,071	$19,886,767

(1)	Represents the portion of the Company’s consolidated development projects that qualifies for interest capitalization. Such portion generally excludes intangible assets.
(2)	At December 31, 2014, March, 31, 2015 and June 30, 2015, approximately $433.6 million, $534.2 million and $192.3 million, respectively, was held by a qualified intermediary for possible investment in a like-kind exchange in accordance with Section 1031 of the Internal Revenue Code in connection with sales of real estate. As of September 30, 2015 and December 31, 2015, amounts previously held by such a qualified intermediary had been released and no amounts were held in escrow.

Boston Properties, Inc.

Fourth Quarter 2015

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Dec-15	30-Sep-15	30-Jun-15	31-Mar-15	31-Dec-14
Revenue
Rental
Base rent	$493,141	$494,300	$486,609	$490,682	$484,011
Recoveries from tenants	88,576	91,544	86,795	88,593	85,946
Parking and other	25,132	25,509	26,552	24,788	25,724

Total rental revenue	606,849	611,353	599,956	604,063	595,681
Hotel revenue	10,939	12,619	13,403	9,085	10,907
Development and management services	6,452	5,912	4,862	5,328	7,119

Total revenue	624,240	629,884	618,221	618,476	613,707

Expenses
Operating	112,846	113,962	113,945	120,954	111,342
Real estate taxes	103,796	105,834	100,519	100,396	99,735
Hotel operating	7,888	8,125	8,495	7,576	7,539
General and administrative (1)	24,300	20,944	22,284	28,791	23,172
Transaction costs	470	254	208	327	640
Depreciation and amortization	164,460	153,015	167,844	154,223	162,430

Total expenses	413,760	402,134	413,295	412,267	404,858

Operating income	210,480	227,750	204,926	206,209	208,849
Other income (expense)
Income from unconsolidated joint ventures	2,211	2,647	3,078	14,834	2,700
Interest and other income	440	3,637	1,293	1,407	1,924
Gains (losses) from investments in securities (1)	493	(1,515)	(24)	393	387
Interest expense (2)	(106,178)	(108,727)	(108,534)	(108,757)	(117,904)
Losses from early extinguishments of debt	(22,040)	—	—	—	(10,633)

Income before gains on sales of real estate	85,406	123,792	100,739	114,086	85,323
Gains on sales of real estate (3)	81,332	199,479	—	95,084	126,102

Net income	166,738	323,271	100,739	209,170	211,425
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships (4)	(10,143)	(115,240)	(9,264)	(15,208)	(13,088)
Noncontrolling interest—redeemable preferred units of the Operating Partnership	—	—	(3)	(3)	(9)
Noncontrolling interest—common units of the Operating Partnership (5)	(16,098)	(21,302)	(9,394)	(20,188)	(21,172)

Net income attributable to Boston Properties, Inc.	140,497	186,729	82,078	173,771	177,156
Preferred dividends	(2,646)	(2,647)	(2,618)	(2,589)	(2,646)

Net income attributable to Boston Properties, Inc. common shareholders	$137,851	$184,082	$79,460	$171,182	$174,510

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income attributable to Boston Properties, Inc. per share—basic	$0.90	$1.20	$0.52	$1.12	$1.14

Net income attributable to Boston Properties, Inc. per share—diluted	$0.90	$1.20	$0.52	$1.11	$1.14

(1)	Gains (losses) from investments in securities include $493, $(1,515), $(24), $393 and $387 and general and administrative expense includes $(493), $1,515, $24, $(393) and $(387) for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively, related to the Company’s deferred compensation plan.
(2)	For the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, interest expense includes $8,014, $7,800, $7,594, $7,385 and $7,271, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue (The GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(3)	See page 46 for additional information.
(4)	For the three months ended September 30, 2015, noncontrolling interest in property partnerships includes approximately $101.1 million consisting of the allocation of the gain on sale of real estate to the outside partners in the consolidated entity that sold 505 9th Street, N.W. located in Washington, DC. See also page 46.
(5)	Equals noncontrolling interest—common units of the Operating Partnership’s share of 10.26%, 10.26%, 10.34%, 10.44% and 10.34% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.

Boston Properties, Inc.

Fourth Quarter 2015

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Dec-15	30-Sep-15	30-Jun-15	31-Mar-15	31-Dec-14
Net income attributable to Boston Properties, Inc. common shareholders	$137,851	$184,082	$79,460	$171,182	$174,510
Add:
Preferred dividends	2,646	2,647	2,618	2,589	2,646
Noncontrolling interest—common units of the Operating Partnership	16,098	21,302	9,394	20,188	21,172
Noncontrolling interest—redeemable preferred units of the Operating Partnership	—	—	3	3	9
Noncontrolling interests in property partnerships	10,143	115,240	9,264	15,208	13,088
Less:
Gains on sales of real estate	81,332	199,479	—	95,084	126,102

Income before gains on sales of real estate	85,406	123,792	100,739	114,086	85,323
Add:
Real estate depreciation and amortization (1)	167,968	156,489	171,384	148,754	166,665
Less:
Noncontrolling interests in property partnerships’ share of FFO	30,828	35,527	36,699	36,515	33,866
Noncontrolling interest—redeemable preferred units of the Operating Partnership	—	—	3	3	9
Preferred dividends	2,646	2,647	2,618	2,589	2,646

FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (“Basic FFO”)	219,900	242,107	232,803	223,733	215,467
Less:
Noncontrolling interest—common units of the Operating Partnership’s share of funds from operations	22,561	24,846	24,072	23,348	22,281

FFO attributable to Boston Properties, Inc. common shareholders (2)	$197,339	$217,261	$208,731	$200,385	$193,186

FFO per share—basic	$1.28	$1.41	$1.36	$1.31	$1.26

Weighted average shares outstanding—basic	153,602	153,595	153,450	153,230	153,128

FFO per share—diluted	$1.28	$1.41	$1.36	$1.30	$1.26

Weighted average shares outstanding—diluted	153,897	153,786	153,815	153,873	153,550

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $164,460, $153,015, $167,844, $154,223 and $162,430 plus our share of unconsolidated joint venture real estate depreciation and amortization of $3,994, $3,808, $3,886, $(5,132) and $4,582, less corporate related depreciation of $486, $334, $346, $337 and $347 for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.
(2)	Based on weighted average basic shares for the quarter. The Company’s share for the quarter ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014 was 89.74%, 89.74%, 89.66%, 89.56% and 89.66%, respectively.

Boston Properties, Inc.

Fourth Quarter 2015

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014
	Income	Shares/Units	Income	Shares/Units	Income	Shares/Units	Income	Shares/Units	Income	Shares/Units
	(Numerator)	(Denominator)	(Numerator)	(Denominator)	(Numerator)	(Denominator)	(Numerator)	(Denominator)	(Numerator)	(Denominator)
Basic FFO	$219,900	171,162	$242,107	171,160	$232,803	171,146	$223,733	171,084	$215,467	170,789
Effect of Dilutive Securities Stock-based compensation	—	295	—	191	—	365	—	643	—	422

Diluted FFO	$219,900	171,457	$242,107	171,351	$232,803	171,511	$223,733	171,727	$215,467	171,211
Less:
Noncontrolling interest—common units of the Operating Partnership’s share of diluted FFO	22,522	17,560	24,818	17,565	24,021	17,696	23,261	17,854	22,226	17,661

Boston Properties, Inc.’s share of diluted FFO (1)	$197,378	153,897	$217,289	153,786	$208,782	153,815	$200,472	153,873	$193,241	153,550

FFO per share—basic	$1.28		$1.41		$1.36		$1.31		$1.26

FFO per share—diluted	$1.28		$1.41		$1.36		$1.30		$1.26

(1)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014 was 89.76%, 89.75%, 89.68%, 89.60% and 89.68%, respectively.

Boston Properties, Inc.

Fourth Quarter 2015

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	31-Dec-15	30-Sep-15	30-Jun-15	31-Mar-15	31-Dec-14
Basic FFO (see page 10)	$219,900	$242,107	$232,803	$223,733	$215,467
2nd generation tenant improvements and leasing commissions	(35,036)	(91,787)	(54,346)	(55,121)	(20,824)
Straight-line rent (1)	(18,149)	(12,630)	(14,024)	(23,164)	(18,639)
Lease transaction costs which qualify as rent inducements (1) (2)	1,945	1,646	3,141	5,929	3,533
Recurring capital expenditures	(19,845)	(18,814)	(14,869)	(8,763)	(12,571)
Fair value interest adjustment (1)	(8,593)	(8,062)	(7,856)	(7,796)	(7,737)
Fair value lease revenue (1) (3)	(4,966)	(5,937)	(6,667)	(7,081)	(12,236)
Hotel improvements, equipment upgrades and replacements	(1,231)	(436)	(272)	(491)	(328)
Straight-line ground rent expense adjustment (4)	(3,983)	891	1,106	1,196	1,669
Non-real estate depreciation	486	334	346	337	347
Stock-based compensation	6,358	6,345	5,469	11,011	5,391
Non-cash gains (losses) from early extinguishments of debt	(3,604)	—	—	—	96
Non-cash termination income adjustment (fair value lease amounts)	3	(555)	(1,645)	10	—
Partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions	2,698	26,982	2,005	1,511	652
Unearned portion of capitalized fees	451	616	746	5,834	7,810

Funds available for distribution to common shareholders and common unitholders (FAD)	$136,434	$140,700	$145,937	$147,145	$162,630

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	31-Dec-15	30-Sep-15	30-Jun-15	31-Mar-15	31-Dec-14
Income before gains on sales of real estate	$85,406	$123,792	$100,739	$114,086	$85,323
Interest expense	106,178	108,727	108,534	108,757	117,904
Interest expense from unconsolidated joint ventures	3,908	3,830	3,823	4,977	3,248
Depreciation and amortization expense	164,460	153,015	167,844	154,223	162,430
Depreciation and amortization expense from unconsolidated joint ventures	3,994	3,808	3,886	(5,132)	4,582
Losses from early extinguishments of debt	22,040	—	—	—	10,633
Non-cash termination income adjustment (fair value lease amounts)	3	(555)	(1,645)	10	—
Stock-based compensation	6,358	6,345	5,469	11,011	5,391
Straight-line ground rent expense adjustment (4)	(3,983)	891	1,106	1,196	1,669
Straight-line rent (1)	(18,149)	(12,630)	(14,024)	(23,164)	(18,639)
Lease transaction costs which qualify as rent inducements (1) (2)	1,945	1,646	3,141	5,929	3,533
Fair value lease revenue (1) (3)	(4,966)	(5,937)	(6,667)	(7,081)	(12,236)

Subtotal	367,194	382,932	372,206	364,812	363,838
Excluding Capitalized Interest
Divided by:

Adjusted interest expense (5) (6) (7) (8)	113,114	115,924	115,937	117,410	124,819
Interest Coverage Ratio	3.25	3.30	3.21	3.11	2.91

Including Capitalized Interest
Divided by:

Adjusted interest expense (5) (6) (7) (8) (9)	121,494	125,147	124,909	125,488	132,584
Interest Coverage Ratio	3.02	3.06	2.98	2.91	2.74

(1)	Includes the Company’s share of consolidated and unconsolidated joint venture amounts.
(2)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions.
(3)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(4)	For the three months ended December 31, 2015, includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 200 Clarendon Street property’s adjacent 100 Clarendon Street garage and Back Bay Station concourse level. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million which it expects to incur over the next three years with no payments thereafter. The Company is recognizing these amounts on a straight-line basis over the 99-year term of the ground and air rights lease. For additional information, see page 7.
(5)	Excludes consolidated and the Company’s share of unconsolidated joint venture amortization of financing costs of $2,034, $2,037, $1,936, $1,956 and $1,987 for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.
(6)	Excludes interest expense of $8,014, $7,800, $7,594, $7,385 and $7,271 for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue (The GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(7)	Excludes consolidated fair value interest adjustment of $13,076, $13,204, $13,110, $13,017 and $12,925 for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.
(8)	Excludes nonrecurring losses from early extinguishments of debt of $22,040 and $10,633 for the three months ended December 31, 2015 and December 31, 2014, respectively.
(9)	Includes consolidated and the Company’s share of unconsolidated joint venture capitalized interest of $8,380, $9,223, $8,972, $8,078 and $7,765 for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.

Boston Properties, Inc.

Fourth Quarter 2015

CAPITAL STRUCTURE

(in thousands)

Consolidated Debt

Aggregate Principal December 31, 2015

Mortgage Notes Payable	$3,358,479
Mezzanine Notes Payable	306,000
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	5,300,000

Total Debt	8,964,479
Fair Value Interest Adjustment on Mortgage Notes Payable	80,235
Fair Value Interest Adjustment on Mezzanine Notes Payable	2,482
Discount on Unsecured Senior Notes	(10,683)

Total Consolidated Debt	$9,036,513

Boston Properties Limited Partnership Unsecured Senior Notes (1)
								Total/ Weighted Average
Settlement Date	6/27/2013	4/11/2013	6/11/2012	11/10/2011	11/18/2010	4/19/2010	10/9/2009
Original Principal Amount	$700,000	$500,000	$1,000,000	$850,000	$850,000	$700,000	$700,000	$5,300,000
Principal Amount at Quarter End	$700,000	$500,000	$1,000,000	$850,000	$850,000	$700,000	$700,000	$5,300,000
Yield (on issue date)	3.916%	3.279%	3.954%	3.853%	4.289%	5.708%	5.967%	4.420%
Coupon	3.800%	3.125%	3.850%	3.700%	4.125%	5.625%	5.875%	4.297%
Public Offering Price	99.694%	99.379%	99.779%	99.767%	99.260%	99.891%	99.931%	99.680%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)
Fitch	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)
Maturity Date	2/1/2024	9/1/2023	2/1/2023	11/15/2018	5/15/2021	11/15/2020	10/15/2019
Discount	$1,689	$2,389	$1,556	$871	$3,556	$403	$219	$10,683

Unsecured Senior Notes, net of discount	$698,311	$497,611	$998,444	$849,129	$846,444	$699,597	$699,781	$5,289,317

Equity

	Shares/Units Outstanding as of 12/31/2015	Common Stock Equivalents		Equivalent Value (2)
Common Stock	153,580	153,580	(3)	$19,587,593
Common Operating Partnership Units	17,929	17,929	(4)	2,286,665
5.25% Series B Cumulative Redeemable Preferred Stock	80	—		200,000	(5)

Total Equity		171,509		$22,074,258

Total Consolidated Debt				$9,036,513

Total Consolidated Market Capitalization				$31,110,771

BXP’s share of Unconsolidated Joint Venture Debt				$353,386
Less:
Partners’ Share of Consolidated Debt				$989,165
Total Adjusted Debt (6)				$8,400,734

Total Adjusted Market Capitalization (6)				$30,474,992

(1)	On January 20, 2016, the Company’s Operating Partnership completed a public offering of $1.0 billion in aggregate principal amount of its 3.650% senior unsecured notes due 2026. The notes were priced at 99.708% of the principal amount to yield an effective rate (including financing fees) of 3.766% to maturity. The notes will mature on February 1, 2026, unless earlier redeemed. The aggregate net proceeds from the offering were approximately $988.9 million after deducting the underwriting discount and estimated transaction expenses.
(2)	Values based on December 31, 2015 closing price of $127.54 per share of common stock, except the shares of Series B Cumulative Redeemable Preferred Stock have been valued at the liquidation preference of $2,500.00 per share (see Note 4 below).
(3)	Includes 67,367 shares of restricted stock.
(4)	Includes 1,831,714 long-term incentive plan units (including 216,854 2012 OPP Units), but excludes an aggregate of 1,154,553 Multi-Year Long-Term Incentive Program Units.
(5)	On or after March 27, 2018, the Company, at its option, may redeem the Series B Preferred Stock for a cash redemption price of $2,500.00 per share ($25.00 per depositary share), plus all accrued and unpaid dividends. The Series B Preferred Stock is not redeemable by the holders, has no maturity date and is not convertible into or exchangeable for any other security of the Company or any of its affiliates.
(6)	For disclosures relating to our definitions of Total Adjusted Debt and Total Adjusted Market Capitalization, see page 49.

Boston Properties, Inc.

Fourth Quarter 2015

DEBT ANALYSIS (1)

as of December 31, 2015

Debt Maturities and Principal Payments

(in thousands)

	2016	2017	2018	2019	2020	Thereafter	Total
Floating Rate Debt
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$—	$—	$—	$—	$—	$—	$—

Fixed Rate Debt
Mortgage Notes Payable	$576,864	$2,067,654	$18,633	$19,670	$20,766	$654,892	$3,358,479
Fair Value Interest Adjustment	46,405	33,830	—	—	—	—	80,235

Mortgage Notes Payable	623,269	2,101,484	18,633	19,670	20,766	654,892	3,438,714
Mezzanine Notes Payable	—	306,000	—	—	—	—	306,000
Fair Value Interest Adjustment	1,389	1,093	—	—	—	—	2,482

Mezzanine Notes Payable	1,389	307,093	—	—	—	—	308,482
Unsecured Senior Notes, Face Amount	—	—	850,000	700,000	700,000	3,050,000	5,300,000
Discount Amortization	(1,676)	(1,746)	(1,771)	(1,551)	(1,546)	(2,393)	(10,683)

Unsecured Senior Notes	(1,676)	(1,746)	848,229	698,449	698,454	3,047,607	5,289,317

Total Fixed Debt	$622,982	$2,406,831	$866,862	$718,119	$719,220	$3,702,499	$9,036,513

Total Consolidated Debt	$622,982	$2,406,831	$866,862	$718,119	$719,220	$3,702,499	$9,036,513

GAAP Weighted Average Floating Rate Debt	—	—	—	—	—	—	—
GAAP Weighted Average Fixed Rate Debt	5.33%	3.76%	3.89%	5.96%	5.70%	4.10%	4.34%

Total GAAP Weighted Average Rate	5.33%	3.76%	3.89%	5.96%	5.70%	4.10%	4.34%

Total Stated Weighted Average Rate	6.47%	5.78%	3.77%	5.87%	5.63%	4.03%	4.91%

Unsecured Debt

Unsecured Line of Credit - Matures July 26, 2018

(in thousands)

Facility	Outstanding at 12/31/2015	Letters of Credit	Remaining Capacity at 12/31/2015
$ 1,000,000	$—	$16,432	$983,568

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	58.53%	4.34%	4.42%	5.6	years
Secured Debt	41.47%	5.72%	4.23%	2.4	years

Total Consolidated Debt	100.00%	4.91%	4.34%	4.3	years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	—	—	—	—	years
Fixed Rate Debt	100.00%	4.91%	4.34%	4.3	years

Total Consolidated Debt	100.00%	4.91%	4.34%	4.3	years

Interest Rate Hedging Instruments

(dollars in thousands)

	Notional Amount	Weighted-Average 10-Year Swap Rate	Effective Date	Termination Date
Forward-starting interest rate swaps	$550,000	2.423%	September 1, 2016	September 1, 2026
Forward-starting interest rate swaps (2)	400,000	2.646%	June 1, 2017	June 1, 2027

(1)	Excludes unconsolidated joint ventures. The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions and adjustments required to reflect loans at their fair values upon acquisition or consolidation.
(2)	Subsequent to December 31, 2015, the Company’s 767 Fifth Partners LLC consolidated entity (the entity in which the Company has a 60% interest and that owns 767 Fifth Avenue (the GM Building) in New York City) entered into two contracts on notional amounts aggregating $50.0 million. 767 Fifth Partners LLC has now entered into forward-starting interest rate swap contracts which fix the 10-year swap rate at a weighted-average rate of approximately 2.619% per annum on notional amounts aggregating $450.0 million.

Boston Properties, Inc.

Fourth Quarter 2015

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of December 31, 2015

(in thousands)

Property	2016	2017	2018	2019	2020	Thereafter	Total
767 Fifth Avenue (The GM Building) (60% ownership)	$—	$1,300,000	$—	$—	$—	$—	$1,300,000	(2)
599 Lexington Avenue	—	750,000	—	—	—	—	750,000
601 Lexington Avenue (55% ownership)	12,446	13,051	13,684	14,349	15,045	630,486	699,061
Embarcadero Center Four	348,886	—	—	—	—	—	348,886
Fountain Square	211,250	—	—	—	—	—	211,250	(2)
New Dominion Technology Park, Building One	2,672	2,878	3,100	3,340	3,598	22,906	38,494
University Place	1,610	1,725	1,849	1,981	2,123	1,500	10,788

	576,864	2,067,654	18,633	19,670	20,766	654,892	3,358,479
Aggregate Fair Value Interest Adjustments	46,405	33,830		—	—	—	80,235

	623,269	2,101,484	18,633	19,670	20,766	654,892	3,438,714

Mezzanine Notes Payable (associated with 767 Fifth
Avenue (The GM Building)) (60% ownership)	—	306,000	—	—	—	—	306,000
Fair Value Interest Adjustment	1,389	1,093	—	—	—	—	2,482

	1,389	307,093	—	—	—	—	308,482

Unsecured Senior Notes, Face Amount	—	—	850,000	700,000	700,000	3,050,000	5,300,000
Aggregate Discount Amortization	(1,676)	(1,746)	(1,771)	(1,551)	(1,546)	(2,393)	(10,683)

	(1,676)	(1,746)	848,229	698,449	698,454	3,047,607	5,289,317

Unsecured Line of Credit	—	—	—	—	—	—	—

	$622,982	$2,406,831	$866,862	$718,119	$719,220	$3,702,499	$9,036,513

% of Total Consolidated Debt	6.89%	26.64%	9.59%	7.95%	7.96%	40.97%	100.00%
Balloon Payments	$554,505	$2,356,000	$850,000	$700,000	$700,000	$3,683,554	$8,844,059
Scheduled Principal Amortization	$22,359	$17,654	$18,633	$19,670	$20,766	$21,338	$120,420

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 17.
(2)	This property has a fair value interest adjustment which is aggregated on the Aggregate Fair Value Interest Adjustments line.

Boston Properties, Inc.

Fourth Quarter 2015

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of December 31, 2015 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture. This section also presents certain other indenture-related data that we believe assists investors in the Company’s unsecured debt securities.

		Senior Notes	Senior Notes
		Issued Prior to	Issued On or After
		October 9, 2009	October 9, 2009
		December 31, 2015
Total Assets:
Capitalized Property Value (1)		$22,130,087	$22,641,592
Cash and Cash Equivalents		723,718	723,718
Investments in Marketable Securities		20,380	20,380
Undeveloped Land, at Cost (including Joint Venture %)		299,065	299,065
Development in Process, at Cost (including Joint Venture %)		1,082,383	1,082,383

Total Assets		$24,255,633	$24,767,138

Unencumbered Assets		$16,952,421	$17,302,059

Secured Debt (Fixed and Variable) (2)		$3,358,479	$3,358,479
Mezzanine Notes Payable (3)		306,000	306,000
Joint Venture Debt		353,386	353,386
Related Party Notes Payable		180,000	180,000
Contingent Liabilities & Letters of Credit		22,817	22,817
Unsecured Debt (4)		5,300,000	5,300,000

Total Outstanding Debt		$9,520,682	$9,520,682

Consolidated EBITDA:
Income before Gains on Sales of Real Estate (per Consolidated Income Statement)		$85,406	$85,406
Subtract: Income from Unconsolidated Joint Ventures (per Consolidated Income Statement)		(2,211)	(2,211)
Subtract: Gains from Investments in Securities (per Consolidated Income Statement)		(493)	(493)
Add: Losses from early extinguishments of debt (per Consolidated Income Statement)		22,040	22,040
Add: Interest Expense (per Consolidated Income Statement)		106,178	106,178
Add: Depreciation and Amortization (per Consolidated Income Statement)		164,460	164,460

EBITDA		375,380	375,380
Add: Company share of unconsolidated joint venture EBITDA		10,521	10,521

Consolidated EBITDA		$385,901	$385,901

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$106,178	$106,178
Add: Company share of unconsolidated joint venture interest expense		3,908	3,908
Less: Amortization of financing costs (including Joint Venture %)		(2,034)	(2,034)
Less: Interest expense funded by construction loan draws		(104)	(104)

Adjusted Interest Expense		$107,948	$107,948

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	39.3%	38.4%
Secured Debt/Total Assets	Less than 50%	16.6%	16.2%
Interest Coverage (Annualized Consolidated EBITDA to
Annualized Interest Expense)	Greater than 1.50x	3.57	3.57
Unencumbered Assets/ Unsecured Debt	Greater than 150%	319.9%	326.5%

Unencumbered Consolidated Property EBITDA (5)		$281,112	$281,112

Unencumbered Interest Coverage (Unencumbered Consolidated Property EBITDA to Unsecured

Interest Expense)		4.86	4.86

% of Unencumbered Consolidated Property EBITDA to Consolidated EBITDA		72.8%	72.8%

# of in-service unencumbered properties		139	139

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes aggregate fair value interest adjustment of $80,235.
(3)	Excludes aggregate fair value interest adjustment of $2,482.
(4)	Excludes aggregate debt discount of $10,683.
(5)	Unencumbered Consolidated Property EBITDA is a non-GAAP financial measure equal to Consolidated EBITDA excluding corporate revenue and expenses, encumbered consolidated Property EBITDA, EBITDA from land and properties that have either been disposed of or not fully placed in-service and items that, in our view, are not representative of a property’s standard ongoing performance, such as termination income and other similar items. For the three months ended December 31, 2015, these excluded amounts were approximately $(15,219), $111,048, $4,441 and $4,519, respectively.

Boston Properties, Inc.

Fourth Quarter 2015

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

as of December 31, 2015

(in thousands)

Property	2016	2017	2018	2019	2020	Thereafter	Total
Metropolitan Square (51%)	$1,332	$1,410	$1,493	$1,582	$80,327	$—	$86,144
540 Madison Avenue (60%)	—	—	72,000	—	—	—	72,000
Market Square North (50%)	1,094	1,148	1,205	1,265	58,090	—	62,802
901 New York Avenue (25%)	—	—	—	—	955	55,295	56,250
500 North Capitol Street, N.W. (30%)	—	—	—	—	—	31,500	31,500
Annapolis Junction Building One (50%)	279	279	19,519	—	—	—	20,077	(1)
Annapolis Junction Building Six (50%)	6,680	—	—	—	—	—	6,680
Annapolis Junction Building Seven (50%)	10,713	—	—	—	—	—	10,713	(2)
Annapolis Junction Building Eight (50%)	—	7,220	—	—	—	—	7,220	(2)

	$20,098	$10,057	$94,217	$2,847	$139,372	$86,795	$353,386

GAAP Weighted Average Rate	2.86%	2.97%	2.03%	5.41%	5.42%	3.86%	3.92%
% of Total Debt	5.68%	2.85%	26.66%	0.81%	39.44%	24.56%	100.00%
Balloon Payments	$17,393	$7,220	$91,472	$—	$136,880	$81,932	$334,897
Scheduled Amortization	$2,705	$2,837	$2,745	$2,847	$2,492	$4,863	$18,489

Floating and Fixed Rate Debt Analysis

		Stated	GAAP
		Weighted	Weighted	Weighted Average
	% of Total Debt	Average Rate	Average Rate	Maturity
Floating Rate Debt	33.02%	1.81%	2.03%	2.1	years
Fixed Rate Debt	66.98%	4.79%	4.85%	6.0	years

Total Debt	100.00%	3.81%	3.92%	4.7	years

(*)	All amounts represent the Company’s share.
(1)	Loan has one, three-year extension option, subject to certain conditions.
(2)	Loan has two, one-year extension options, subject to certain conditions.

Boston Properties, Inc.

Fourth Quarter 2015

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of December 31, 2015

	540 Madison	Market Square	Metropolitan	901 New York		Wisconsin	Annapolis	500 North Capitol	The Hub on Causeway	1001		1265 Main	Total Unconsolidated
	Avenue	North	Square	Avenue		Place (1)	Junction (2)	Street, N.W.	(Phase 1)	6th Street	Dock72 (3)	Street (4)	Joint Ventures
Net Equity (5) (6)	$68,983	$(9,951)	$9,179	$(11,958)		$43,524	$29,009	$(3,292)	$18,508	$42,584	$11,521	$11,916	$210,023

Mortgage/Construction loans payable (5)	$72,000	$62,802	$86,144	$56,250		$—	$44,690	$31,500	$—	$—	$—	$—	$353,386

BXP’s nominal ownership percentage	60.00%	50.00%	51.00%	25.00%		33.33%	50.00%	30.00%	50.00%	50.00%	50.00%	50.00%

Results of Operations (unaudited and in thousands) for the three months ended December 31, 2015

	540 Madison	Market Square	Metropolitan	901 New York		Wisconsin	Annapolis	500 North Capitol	The Hub on Causeway	1001		1265 Main	Total Unconsolidated
	Avenue	North	Square	Avenue		Place (1)	Junction (2)	Street, N.W.	(Phase 1)	6th Street	Dock72 (3)	Street (4)	Joint Ventures
REVENUE
Rental (7)	$5,617	$3,760	$6,619	$5,900		$986	$4,582	$2,640	$—	$108	$—	$—	$30,212
Operating recoveries	869	636	1,564	992		297	796	1,144	—	—	—	—	6,298
Straight-line rent	714	390	28	893		—	43	150	—	—	—	—	2,218
Fair value lease revenue	(1)	—	—	—		—	—	—	—	—	—	—	(1)
Termination Income	—	34	—	—		—	—	—	—	—	—	—	34

Total revenue	7,199	4,820	8,211	7,785		1,283	5,421	3,934	—	108	—	—	38,761

EXPENSES
Operating	3,593	2,239	4,019	3,352		638	1,634	1,378	—	245	—	—	17,098

NET OPERATING INCOME	3,606	2,581	4,192	4,433		645	3,787	2,556	—	(137)	—	—	21,663
Interest	575	1,546	2,456	2,075		—	411	1,128	—	—	—	—	8,191
Depreciation and amortization	1,836	843	1,902	1,319		1,382	1,045	876	—	—	—	—	9,203

SUBTOTAL	2,411	2,389	4,358	3,394		1,382	1,456	2,004	—	—	—	—	17,394

NET INCOME/(LOSS)	$1,195	$192	$(166)	$1,039		$(737)	$2,331	$552	$—	$(137)	$—	$—	$4,269

BXP’s share of net income/(loss)	$717	$96	$(85)	$261	(8)	$(245)	$1,166	$165	$—	$(69)	$—	$—	2,006
Basis differential (9)	165	(6)	59	(7)		(7)	(7)	8	—	—	—	—	205

Income/(loss) from unconsolidated joint ventures	$882	$90	$(26)	$254	(8)	$(252)	$1,159	$173	$—	$(69)	$—	$—	$2,211
BXP’s share of depreciation & amortization	991	431	986	321	(8)	466	534	265	—	—	—	—	3,994

BXP’s share of Funds from Operations (FFO)	$1,873	$521	$960	$575		$214	$1,693	$438	$—	$(69)	$—	$—	$6,205

BXP’s share of revenue (7) (10)	$3,798	$2,092	$3,390	$3,250	(8)	$329	$2,313	$837	$—	$54	$—	$—	$16,063

BXP’s share of interest expense	$345	$773	$1,253	$993	(8)	$—	$206	$338	$—	$—	$—	$—	$3,908

BXP’s share of net operating income/(loss) (7)	$2,164	$1,291	$2,138	$2,121	(8)	$215	$1,894	$767	$—	$(69)	$—	$—	$10,521

(1)	Represents the Company’s interest in the joint venture entity that owns the land, parking garage and infrastructure. The Company’s entity that owns 100% of the office component of the project is consolidated within the accounts of the Company.
(2)	Annapolis Junction includes four properties in service and two undeveloped land parcels.
(3)	Refer to Note 3 under “Acquisitions” on page 46.
(4)	Refer to Note 2 under “Acquisitions” on page 46.
(5)	Represents the Company’s share.
(6)	As of December 31, 2015, certain investments with deficit balances aggregating ($25,201) have been reflected within Other Liabilities on the Company’s Consolidated Balance Sheet.
(7)	Includes approximately $28 of management services income of which the Company’s share is approximately $16 and approximately $31 of interest and other income of which the Company’s share is approximately $13.
(8)	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(9)	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.
(10)	Excludes operating recoveries.

Boston Properties, Inc.

Fourth Quarter 2015

CONSOLIDATED JOINT VENTURES

(unaudited and in thousands)

Balance Sheets

as of December 31, 2015

BXP’s ownership percentage	60.00%		55.00%	95.00%

			Norges Joint Ventures
	767 Fifth Avenue (The GM Building)		Times Square Tower 601 Lexington Avenue 100 Federal Street Atlantic Wharf Office	Salesforce Tower	Total Consolidated Joint Ventures
ASSETS
Real estate, net	$3,467,910		$2,229,049	$451,532	$6,148,491
Cash and cash held in escrows	83,788		119,323	4,826	207,937
Other assets	138,297		211,745	1,413	351,455

Total assets	$3,689,995		$2,560,117	$457,771	$6,707,883

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$1,377,986		$699,061	$—	$2,077,047
Mezzanine notes payable	308,482		—	—	308,482
Related party notes payable	180,000		—	—	180,000
Accrued interest on related party notes	119,436		—	—	119,436
Other liabilities	181,087		71,033	29,656	281,776

Total liabilities	2,166,991		770,094	29,656	2,966,741

Equity:
Boston Properties, Inc.	1,088,810	(1)	663,328	409,463	2,161,601
Redeemable interest in property partnership	—		—	—	—
Noncontrolling interests	434,194		1,126,695	18,652	1,579,541	(2)

Total equity	1,523,004		1,790,023	428,115	3,741,142

Total liabilities and equity	$3,689,995		$2,560,117	$457,771	$6,707,883

Income Statements

for the three months ended December 31, 2015

BXP’s ownership percentage	60.00%	55.00%	95.00%

		Norges Joint Ventures
	767 Fifth Avenue (The GM Building)	Times Square Tower 601 Lexington Avenue 100 Federal Street Atlantic Wharf Office	Salesforce Tower	Total Consolidated Joint Ventures
REVENUE
Rental	$62,368	$90,290	$—	$152,658
Straight-line rent	3,875	2,345	—	6,220
Fair value lease revenue	5,417	701	—	6,118
Termination income	—	4,696	—	4,696
Parking and other	646	1,467	—	2,113

Total revenue	72,306	99,499	—	171,805

EXPENSES
Operating	26,914	32,102	—	59,016

NET OPERATING INCOME	45,392	67,397	—	112,789
Management services income	(399)	(439)	—	(838)
Interest and other income	(4)	(480)	—	(484)
Interest expense	24,137	8,397	—	32,534
Interest expense—partner notes	8,014	—	—	8,014
Fair value adjustment to interest expense	(11,208)	—	—	(11,208)
Depreciation and amortization	28,400	20,719	—	49,119
Gain on sale	—	39	—	39

SUBTOTAL	48,940	28,236	—	77,176

NET INCOME/(LOSS)	$(3,548)	$39,161	$—	$35,613

Reconciliation of partners’ noncontrolling interest (NCI):
Add back depreciation & amortization—BXP basis difference	$18	$19	$—	$37
Special allocation—BXP basis	—	480	—	480
Add back partners’ share of partner loan interest	8,014	—	—	8,014

Net income/(loss) before interest allocation	4,484	39,660	—	44,144
Partners’ NCI share of net income before interest allocation	1,793	17,846	—	19,639
Partners’ share of partner loan interest	(8,014)	—	—	(8,014)
Allocation of management and other fees to non-controlling partner	(616)	(866)	—	(1,482)
Accretion and adjustments	—	—	—	—

Partners’ NCI	$(6,837)	$16,980	$—	$10,143

Reconciliation of partners’ share of FFO:
Net income/(loss)	$(3,548)	$39,161	$—	$35,613
Special allocation—BXP basis	—	480	—	480
Add back depreciation & amortization	28,400	20,719	—	49,119

Entity FFO	24,852	60,360	—	85,212
Partners’ share of net income/(loss)	(1,413)	17,649	—	16,236
Partners’ share of partner loan interest not in partner’s share of entity FFO	(4,809)	—	—	(4,809)
Allocation of management and other fees to non-controlling partner	(616)	(866)	—	(1,482)
Partners’ share of depreciation and amortization	11,352	9,315	—	20,667
Accretion and adjustments	—	216	—	216

Partners’ share FFO	$4,514	$26,314	$—	$30,828

Reconciliation of BXP share of FFO
BXP share of net income/(loss) adjusted for partners’ NCI	3,289	22,181	—	25,470
Depreciation & amortization—BXP basis difference	18	19	—	37
Other adjustment (3)	158	48	—	206
BXP share of depreciation & amortization	17,029	11,385	—	28,414

BXP share of FFO	$20,494	$33,633	$—	$54,127

Unearned portion of capitalized fees (3)	$439	$12	$—	$451

(1)	BXP equity adjusted for related party notes and accrued interest that are allocated to our partners through NCI.
(2)	Amount excludes preferred shareholders capital of approximately $0.1 million.
(3)	Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.

Boston Properties, Inc.

Fourth Quarter 2015

PORTFOLIO OVERVIEW

(dollars in thousands)

Rentable Square Footage and Percentage of Combined Net Operating Income of In-Service Properties by Location and Type of Property

for the Quarter Ended December 31, 2015 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical (3)	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Residential (4)	% of NOI Hotel (4)	% of NOI Total (4)
Boston	13,223,478	(5)	26.8%	392,530	1.1%	13,616,008	(5)	33.1%	0.2%	0.8%	28.9%
New York	11,571,051	(5)	39.5%	—	—	11,571,051	(5)	28.2%	—	—	39.5%
San Francisco	5,279,263		11.8%	570,053	1.1%	5,849,316		14.2%	—	—	12.9%
Washington, DC	9,329,430	(5)	17.8%	738,829	0.5%	10,068,259	(5)	24.5%	0.4%	—	18.7%

Total	39,403,222	(5)	95.9%	1,701,412	2.7%	41,104,634	(5)	100.0%	0.6%	0.8%	100.0%

% of Total	95.9%			4.1%		100.0%

Percentage of Combined Net Operating Income of In-Service Properties by Location (2) (4)

Geographic Area	CBD	Suburban	Total
Boston	23.2%	5.7%	28.9%
New York	37.6%	1.9%	39.5%
San Francisco	10.1%	2.8%	12.9%
Washington, DC	7.6%	11.1%	18.7%

Total	78.5%	21.5%	100.0%

Rentable Square Footage and Rental Revenue of In-Service Properties by Unit Type

for the Quarter Ended December 31, 2015 (7)

	Square Feet	Revenue from Consolidated Portfolio		Revenue from Unconsolidated Joint Ventures Portfolio (8)	Total	% of Total
Office	37,218,747	$444,391		$14,076	$458,467	84.1%
Office/Technical	1,690,316	11,328		—	11,328	2.1%
Retail	2,235,627	34,132		780	34,912	6.4%
Residential	406,648	3,357		—	3,357	0.6%
Hotel	330,000	10,846	(9)	—	10,846	2.0%
Parking and other	N/A	25,132	(10)	1,178	26,310	4.8%

Total	41,881,338	$529,186		$16,034	$545,220	100.0%

Hotel Property
	Number of Rooms	Square Feet (6)
Boston Marriott Cambridge, Cambridge, MA	433	334,260

Total Hotel Properties	433	334,260

Residential Properties
	Number of Units	Square Feet
The Avant at Reston Town Center, Reston, VA	359	355,347	(11)
The Lofts at Atlantic Wharf, Boston, MA	86	87,097	(12)

Total Residential Properties	445	442,444

(1)	For disclosures relating to our definition of In-Service Properties, see page 50.
(2)	Combined Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Combined NOI to net income attributable to Boston Properties, Inc. common shareholders, see page 42. For disclosures relating to our use of Combined NOI see page 50.
(3)	Includes approximately 2,200,000 square feet of retail space in Office and approximately 11,000 square feet of retail space in Office/Technical.
(4)	The calculation for percentage of Combined Net Operating Income excludes termination income.
(5)	Includes 100% of the rentable square footage of our In-Service Properties. For disclosures relating to our In-Service Properties, see pages 21-23.
(6)	Includes 4,260 square feet of retail space.
(7)	Excludes recoveries from tenants.
(8)	Represents the Company’s share. For additional information on unconsolidated joint ventures, see page 18.
(9)	Excludes approximately $67 of base rent from retail tenants which is included in Retail above and approximately $26 of recoveries from tenants.
(10)	Includes approximately $2,100 of other income.
(11)	Includes 26,179 square feet of retail space.
(12)	Includes 9,617 square feet of retail space.

Boston Properties, Inc.

Fourth Quarter 2015

In-Service Property Listing

as of December 31, 2015

	Sub Market	Number of Buildings	Square Feet	Leased % (1)	Annualized Revenue Per Leased SF (2)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Boston
Office
200 Clarendon Street (formerly John Hancock Tower)	CBD Boston MA	1	1,742,257	77.0%	$63.43	N	CBD
100 Federal Street (55% ownership)	CBD Boston MA	1	1,266,305	83.9%	51.29	N	CBD
800 Boylston Street—The Prudential Center	CBD Boston MA	1	1,227,964	90.8%	57.70	N	CBD
111 Huntington Avenue—The Prudential Center	CBD Boston MA	1	860,455	100.0%	62.22	N	CBD
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,827	100.0%	63.62	N	CBD
101 Huntington Avenue—The Prudential Center	CBD Boston MA	1	505,249	95.6%	46.23	N	CBD
The Shops at the Prudential Center	CBD Boston MA	1	490,977	95.6%	75.66	N	CBD
Star Market at the Prudential Center	CBD Boston MA	1	57,235	100.0%	54.33	N	CBD

		8	6,944,269	89.0%	$59.69

355 Main Street	East Cambridge MA	1	265,342	100.0%	$66.47	N	CBD
90 Broadway	East Cambridge MA	1	223,771	96.1%	49.54	N	CBD
255 Main Street	East Cambridge MA	1	215,629	100.0%	54.91	N	CBD
300 Binney Street	East Cambridge MA	1	195,191	100.0%	52.98	N	CBD
150 Broadway	East Cambridge MA	1	177,226	100.0%	47.09	N	CBD
105 Broadway	East Cambridge MA	1	152,664	100.0%	61.39	N	CBD
325 Main Street	East Cambridge MA	1	115,361	100.0%	44.04	N	CBD
145 Broadway	East Cambridge MA	1	79,616	100.0%	60.04	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	45.34	Y	CBD

		9	1,620,082	99.5%	$53.94

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	1,006,062	79.7%	$36.12	N	S
Reservoir Place	Route 128 Mass Turnpike MA	1	528,885	94.0%	34.71	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	84.2%	37.38	N	S
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	51.95	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,687	90.3%	30.57	N	S
230 CityPoint	Route 128 Mass Turnpike MA	1	300,573	93.9%	33.86	N	S
200 West Street	Route 128 Mass Turnpike MA	1	256,245	99.3%	33.78	N	S
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	45.69	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	40.40	N	S
Quorum Office Park	Route 128 Northwest MA	2	267,527	90.0%	18.56	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,858	88.1%	26.32	N	S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	33.45	N	S
40 Shattuck Road	Route 128 Northwest MA	1	121,542	81.6%	22.87	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	119,216	100.0%	26.06	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	36.90	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	42.20	N	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	23.97	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	40.75	N	S
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	30.68	N	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	41.60	N	S
(3) The Point (formerly 99 Third Avenue Retail)	Route 128 Northwest MA	1	16,300	84.7%	44.77	N	S

		28	4,659,127	91.0%	$35.10

Office/Technical
(4) 415 Main Street	East Cambridge MA	1	231,028	100.0%	$89.07	N	CBD
250 Binney Street	East Cambridge MA	1	67,362	100.0%	44.08	N	CBD
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	0.0%	—	N	S

		4	392,530	76.0%	$78.91

	Total Boston:	49	13,616,008	90.6%	$50.90

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(3)	Not included in Same Property analysis.
(4)	Property was sold on February 1, 2016.

Boston Properties, Inc.

Fourth Quarter 2015

In-Service Property Listing (continued)

as of December 31, 2015

	Sub Market	Number of Buildings	Square Feet	Leased % (1)	Annualized Revenue Per Leased SF (2)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
New York
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,822,412	96.7%	$141.76	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,710,383	98.9%	88.40	N	CBD
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,632,710	96.0%	92.95	Y	CBD
599 Lexington Avenue	Park Avenue NY	1	1,057,978	99.3%	80.73	Y	CBD
Times Square Tower (55% ownership)	Times Square NY	1	1,247,454	100.0%	76.20	N	CBD
250 West 55th Street	Times Square/ West Side NY	1	986,823	82.8%	86.56	N	CBD
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	100.0%	117.46	N	CBD
540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	283,695	93.6%	98.57	Y	CBD

		8	9,097,053	96.3%	$98.64

One Tower Center	East Brunswick NJ	1	412,797	35.5%	$31.08	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	33.79	N	S
210 Carnegie Center	Princeton NJ	1	162,372	73.0%	33.64	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	31.23	N	S
212 Carnegie Center	Princeton NJ	1	151,547	86.9%	35.70	N	S
214 Carnegie Center	Princeton NJ	1	150,774	67.6%	33.16	N	S
506 Carnegie Center	Princeton NJ	1	149,110	62.5%	33.00	N	S
508 Carnegie Center	Princeton NJ	1	134,433	96.0%	32.74	N	S
202 Carnegie Center	Princeton NJ	1	134,068	45.5%	36.12	N	S
101 Carnegie Center	Princeton NJ	1	128,288	86.5%	31.79	N	S
504 Carnegie Center	Princeton NJ	1	121,990	48.3%	34.09	N	S
502 Carnegie Center	Princeton NJ	1	121,460	91.3%	34.62	N	S
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	39.04	N	S
104 Carnegie Center	Princeton NJ	1	102,830	90.1%	33.27	N	S
105 Carnegie Center	Princeton NJ	1	69,955	62.7%	32.38	N	S
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	33.95	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	36.59	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	32.54	N	S

		17	2,473,998	74.1%	$33.70

	Total New York:	25	11,571,051	91.5%	$87.39

San Francisco
Office
Embarcadero Center Four	CBD San Francisco CA	1	935,615	89.1%	$59.77	Y	CBD
Embarcadero Center One	CBD San Francisco CA	1	830,960	95.3%	53.42	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	780,668	87.4%	58.12	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	775,268	95.7%	48.53	N	CBD
680 Folsom Street	CBD San Francisco CA	2	524,793	98.4%	56.58	N	CBD
(3) 535 Mission Street	CBD San Francisco CA	1	307,235	82.3%	67.54	N	CBD
(4) 690 Folsom Street	CBD San Francisco CA	1	26,080	55.2%	70.00	N	CBD

		8	4,180,619	91.7%	$56.09

601 and 651 Gateway	South San Francisco CA	2	506,279	99.6%	$38.24	N	S
611 Gateway	South San Francisco CA	1	260,337	95.2%	38.02	N	S
(5) North First Business Park	San Jose CA	5	190,636	100.0%	16.11	N	S
2440 West El Camino Real	Mountain View CA	1	141,392	100.0%	55.18	N	S

		9	1,098,644	98.7%	$36.50

Office/Technical
Mountain View Research Park	Mountain View CA	15	540,433	100.0%	$38.02	N	S
453 Ravendale Drive	Mountain View CA	1	29,620	90.7%	34.48	N	S

		16	570,053	99.5%	$37.87

	Total San Francisco:	33	5,849,316	93.8%	$50.33

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(3)	Not included in Same Property analysis. Including leases with future commencement dates, this property is 99% leased as of January 29, 2016.
(4)	Not included in Same Property analysis. Including leases with future commencement dates, this property is 100% leased as of January 29, 2016.
(5)	Property held for redevelopment.

Boston Properties, Inc.

Fourth Quarter 2015

In-Service Property Listing (continued)

as of December 31, 2015

	Sub Market	Number of Buildings	Square Feet	Leased % (1)	Annualized Revenue Per Leased SF (2)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	631,029	99.8%	$56.70	N	CBD
500 E Street, S.W.	Southwest Washington DC	1	251,994	100.0%	45.61	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	589,629	77.5%	58.51	Y	CBD
901 New York Avenue (25% ownership)	East End Washington DC	1	539,680	92.4%	57.60	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	415,523	72.8%	60.80	Y	CBD
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	100.0%	85.90	N	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	46.22	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,171	98.7%	59.70	N	CBD
Sumner Square	CBD Washington DC	1	208,892	100.0%	49.07	N	CBD
500 North Capitol Street, N.W. (30% ownership)	Capitol Hill Washington DC	1	230,859	92.8%	66.34	Y	CBD

		10	3,893,979	92.1%	$59.61

South of Market	Reston VA	3	623,665	89.7%	$52.74	N	S
Fountain Square	Reston VA	2	521,598	95.2%	46.39	Y	S
One Freedom Square	Reston VA	1	432,581	100.0%	46.30	N	S
Two Freedom Square	Reston VA	1	421,757	100.0%	44.46	N	S
One and Two Discovery Square	Reston VA	2	366,990	97.8%	42.80	N	S
One Reston Overlook	Reston VA	1	319,519	100.0%	37.40	N	S
Reston Corporate Center	Reston VA	2	261,046	100.0%	38.82	N	S
Democracy Tower	Reston VA	1	259,441	100.0%	57.77	N	S
Fountain Square Retail	Reston VA	1	237,209	97.2%	53.96	Y	S
Two Reston Overlook	Reston VA	1	134,615	100.0%	36.81	N	S

		15	3,578,421	97.1%	$46.38

Wisconsin Place Office	Montgomery County MD	1	299,186	97.6%	$53.69	N	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	179,369	60.9%	36.79	N	S
New Dominion Technology Park—Building Two	Herndon VA	1	257,400	100.0%	39.34	N	S
New Dominion Technology Park—Building One	Herndon VA	1	235,201	100.0%	33.66	Y	S
Kingstowne Two	Springfield VA	1	156,251	93.7%	40.99	N	S
Kingstowne One	Springfield VA	1	151,483	77.7%	39.72	N	S
Kingstowne Retail	Springfield VA	1	88,288	100.0%	35.91	N	S
(3) Annapolis Junction Building Seven (50% ownership)	Anne Arundel County MD	1	127,229	100.0%	31.79	Y	S
(3) Annapolis Junction Building Eight (50% ownership)	Anne Arundel County MD	1	125,685	0.0%	—	Y	S
Annapolis Junction Building Six (50% ownership)	Anne Arundel County MD	1	119,339	48.9%	29.80	Y	S
Annapolis Junction Building One (50% ownership)	Anne Arundel County MD	1	117,599	88.8%	138.97	Y	S

		11	1,857,030	82.7%	$46.79

Office/Technical
7601 Boston Boulevard	Springfield VA	1	114,028	100.0%	$18.37	N	S
7435 Boston Boulevard	Springfield VA	1	103,557	67.1%	22.06	N	S
8000 Grainger Court	Springfield VA	1	88,775	37.6%	23.58	N	S
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%	16.13	N	S
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%	28.10	N	S
7450 Boston Boulevard	Springfield VA	1	62,402	0.0%	—	N	S
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%	17.55	N	S
8000 Corporate Court	Springfield VA	1	52,539	100.0%	13.42	N	S
7451 Boston Boulevard	Springfield VA	1	45,615	67.4%	25.71	N	S
7300 Boston Boulevard	Springfield VA	1	32,000	100.0%	20.60	N	S
7375 Boston Boulevard	Springfield VA	1	26,865	79.2%	28.21	N	S

		11	738,829	76.7%	$20.43

	Total Washington, DC:	47	10,068,259	91.0%	$50.02

	Total In-Service Properties:	154	41,104,634	91.4%	$60.89

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(3)	Not included in Same Property analysis.

Boston Properties, Inc.

Fourth Quarter 2015

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

				% of
	Tenant	Sq. Ft.		Portfolio
1.	US Government	1,715,994	(1)	4.17%
2.	Citibank	984,692	(2)	2.39%
3.	Biogen	772,212		1.88%
4.	Bank of America	758,995	(3)	1.84%
5.	Wellington Management	680,566	(4)	1.65%
6.	Arnold & Porter	644,409		1.57%
7.	Kirkland & Ellis	621,652	(5)	1.51%
8.	Genentech	570,769		1.39%
9.	Ropes & Gray	528,931		1.29%
10.	O’Melveny & Myers	500,046	(6)	1.22%
11.	Weil Gotshal Manges	455,819	(7)	1.11%
12.	Shearman & Sterling	450,258		1.09%
13.	Microsoft	382,532		0.93%
14.	Google	368,711		0.90%
15.	Finnegan Henderson Farabow	362,405	(8)	0.88%
16.	Ann Inc. (fka Ann Taylor Corp.)	351,026	(9)	0.85%
17.	Morgan Lewis Bockius	339,914		0.83%
18.	PTC	320,655		0.78%
19.	Blue Cross and Blue Shield of Massachusetts	308,210		0.75%
20.	Mass Financial Services	301,668		0.73%
	Total % of Portfolio Square Feet			27.75%
	Total % of Portfolio Revenue			30.49%
	Total % of Boston Properties’ Share of Portfolio Revenue			28.12%

Notable Signed Deals (10)

Tenant	Property	Sq. Ft.
salesforce.com	Salesforce Tower	732,000

TENANT DIVERSIFICATION (GROSS RENT)

(1)	Includes 1,980 & 232,103 square feet of space in properties in which Boston Properties has a 51% & 50% interest, respectively.
(2)	Includes 443,141, 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 55%, 60%, and 51% interest, respectively.
(3)	Includes 690,912 & 50,887 square feet of space in properties in which Boston Properties has a 55% & 60% interest, respectively.
(4)	Includes 669,807 square feet of space in properties in which Boston Properties has a 55% interest.
(5)	Includes 391,662 & 229,990 square feet of space in properties in which Boston Properties has a 55% & 51% interest, respectively.
(6)	Includes 325,750 square feet of space in a property in which Boston Properties has a 55% interest.
(7)	Includes 427,672 & 28,147 square feet of space in properties in which Boston Properties has a 60% & 55% interest, respectively.
(8)	Includes 292,548 square feet of space in a property in which Boston Properties has a 25% interest.
(9)	Includes 331,209 square feet of space in a property in which Boston Properties has a 55% interest.
(10)	Represents leases signed with occupancy commencing in the future.

Boston Properties, Inc.

Fourth Quarter 2015

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2015	362,271	$19,786,387	$54.62	$19,786,387	$54.62	0.97	%(4)
2016	2,352,665	122,260,308	51.97	125,118,126	53.18	6.29%
2017	2,648,491	167,161,472	63.12	168,251,875	63.53	7.08%
2018	1,600,151	96,642,168	60.40	98,250,231	61.40	4.28%
2019	2,804,849	155,743,962	55.53	160,166,583	57.10	7.50%
2020	4,093,493	262,774,621	64.19	274,791,111	67.13	10.95%
2021	2,601,157	136,335,584	52.41	152,325,382	58.56	6.96%
2022	3,769,631	206,382,326	54.75	226,277,530	60.03	10.08%
2023	1,169,768	64,398,934	55.05	74,452,862	63.65	3.13%
2024	2,527,988	145,732,394	57.65	163,018,627	64.49	6.76%
Thereafter	10,303,646	693,172,780	67.27	882,791,130	85.68	27.56%

Occupancy By Location (2) (5)

	CBD		Suburban		Total
Location	31-Dec-15	31-Dec-14	31-Dec-15	31-Dec-14	31-Dec-15	31-Dec-14
Boston	91.0%	92.9%	91.0%	90.1%	91.0%	91.9%
New York	96.3%	93.4%	74.1%	82.0%	91.5%	90.9%
San Francisco	91.7%	94.8%	98.7%	68.9%	93.1%	87.1%
Washington, DC	92.1%	95.9%	92.2%	95.5%	92.1%	95.7%

Total Portfolio	93.1%	93.8%	89.0%	88.2%	91.7%	91.8%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes approximately 2,200,000 square feet of retail space.

Boston Properties, Inc.

Fourth Quarter 2015

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2015	4,200	$111,706	$26.60	$111,706	$26.60	0.25%
2016	327,934	23,556,800	71.83	23,556,800	71.83	19.27%
2017	132,163	4,823,359	36.50	4,927,900	37.29	7.77%
2018	28,364	1,200,331	42.32	1,258,325	44.36	1.67%
2019	455,206	14,230,839	31.26	15,395,263	33.82	26.75%
2020	257,160	6,616,525	25.73	6,839,679	26.60	15.11%
2021	109,860	1,711,144	15.58	1,816,155	16.53	6.46%
2022	—	—	—	—	—	0.00%
2023	—	—	—	—	—	0.00%
2024	82,188	3,309,179	40.26	3,894,777	47.39	4.83%
Thereafter	23,439	452,293	19.30	540,892	23.08	1.38%

Occupancy By Location (4)

	CBD		Suburban		Total
Location	31-Dec-15	31-Dec-14	31-Dec-15	31-Dec-14	31-Dec-15	31-Dec-14
Boston	100.0%	100.0%	0.0%	0.0%	76.0%	76.0%
New York	N/A	N/A	N/A	N/A	N/A	N/A
San Francisco	N/A	N/A	99.5%	100.0%	99.5%	100.0%
Washington, DC	N/A	N/A	76.7%	84.5%	76.7%	84.5%

Total Portfolio	100.0%	100.0%	80.8%	85.1%	84.2%	87.7%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes approximately 11,000 square feet of retail space.

Boston Properties, Inc.

Fourth Quarter 2015

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2) (3)

				Annualized	Annualized
	Rentable Square	Current Annualized	Current Annualized	Revenues Under	Revenues Under
Year of Lease	Footage Subject to	Revenues Under	Revenues Under	Expiring Leases	Expiring Leases with	Percentage of
Expiration	Expiring Leases	Expiring Leases	Expiring Leases p.s.f.	with future step-ups	future step-ups-p.s.f.	Total Square Feet
2015	313	$212,770	$679.78	$212,770	$679.78	0.02	%(4)
2016	252,669	20,001,983	79.16	19,261,499	76.23	12.53%
2017	165,635	14,787,034	89.27	14,858,215	89.70	8.21%
2018	234,194	20,681,509	88.31	21,627,408	92.35	11.61%
2019	89,796	6,304,402	70.21	6,503,112	72.42	4.45%
2020	186,935	11,786,500	63.05	12,364,288	66.14	9.27%
2021	147,540	20,275,012	137.42	22,075,878	149.63	7.31%
2022	200,108	18,071,499	90.31	19,839,940	99.15	9.92%
2023	196,555	17,857,278	90.85	20,294,455	103.25	9.74%
2024	112,560	9,784,952	86.93	11,611,154	103.16	5.58%
Thereafter	430,798	30,720,066	71.31	40,663,759	94.39	21.36%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

Fourth Quarter 2015

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2) (3)

				Annualized	Annualized
	Rentable Square	Current Annualized	Current Annualized	Revenues Under	Revenues Under
Year of Lease	Footage Subject to	Revenues Under	Revenues Under	Expiring Leases	Expiring Leases with	Percentage of
Expiration	Expiring Leases	Expiring Leases	Expiring Leases p.s.f.	with future step-ups	future step-ups - p.s.f.	Total Square Feet
2015	366,784	$20,110,864	$54.83	$20,110,864	$54.83	0.89	%(4)
2016	2,933,268	165,819,092	56.53	167,936,425	57.25	7.14%
2017	2,946,289	186,771,866	63.39	188,037,990	63.82	7.17%
2018	1,862,709	118,524,008	63.63	121,135,964	65.03	4.53%
2019	3,349,851	176,279,203	52.62	182,064,958	54.35	8.15%
2020	4,537,588	281,177,646	61.97	293,995,079	64.79	11.04%
2021	2,858,557	158,321,740	55.39	176,217,416	61.65	6.95%
2022	3,969,739	224,453,825	56.54	246,117,470	62.00	9.66%
2023	1,366,323	82,256,212	60.20	94,747,317	69.34	3.32%
2024	2,722,736	158,826,525	58.33	178,524,558	65.57	6.62%
Thereafter	10,757,883	724,345,138	67.33	923,995,781	85.89	26.17%

Occupancy By Location (2) (5)

	CBD		Suburban		Total
Location	31-Dec-15	31-Dec-14	31-Dec-15	31-Dec-14	31-Dec-15	31-Dec-14
Boston	91.3%	93.1%	89.2%	88.3%	90.6%	91.4%
New York	96.3%	93.4%	74.1%	82.0%	91.5%	90.9%
San Francisco	91.7%	94.8%	99.0%	76.9%	93.8%	88.3%
Washington, DC	92.1%	95.9%	90.3%	94.1%	91.0%	94.8%

Total Portfolio	93.2%	93.9%	88.3%	87.9%	91.4%	91.7%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes approximately 2,200,000 square feet of retail space, excluding our residential and hotel properties.

Boston Properties, Inc.

Fourth Quarter 2015

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2015	220	$16,228	$73.76	$16,228	$73.76	(4)	—	$—	$—	$—	$—
2016	663,805	25,714,075	38.74	26,641,583	40.13		225,532	20,168,726	89.43	20,168,726	89.43
2017	622,790	25,764,668	41.37	26,055,589	41.84		—	—	—	—	—
2018	439,393	18,779,093	42.74	19,148,866	43.58		—	—	—	—	—
2019	1,071,753	51,406,833	47.97	52,170,169	48.68		—	—	—	—	—
2020	548,613	25,934,446	47.27	27,180,615	49.54		—	—	—	—	—
2021	891,282	33,882,690	38.02	35,673,796	40.03		—	—	—	—	—
2022	1,599,282	76,128,436	47.60	80,979,589	50.63		—	—	—	—	—
2023	349,728	19,873,774	56.83	22,568,060	64.53		—	—	—	—	—
2024	432,386	20,452,303	47.30	22,132,791	51.19		67,362	2,969,474	44.08	3,508,370	52.08
Thereafter	4,454,481	248,173,075	55.71	290,849,577	65.29		—	—	—	—	—
							—	—	0	—	0

	RETAIL						Total Property Types
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2015	5	$172,840	$34,567.99	$172,840	$34,567.99	(4)	225	$189,068	$840.30	$189,068	$840.30	(4)
2016	60,818	5,266,037	86.59	5,188,128	85.31		950,155	51,148,838	53.83	51,998,437	54.73	(5)
2017	50,038	3,723,359	74.41	3,749,198	74.93		672,828	29,488,026	43.83	29,804,787	44.30
2018	137,942	6,399,979	46.40	6,420,139	46.54		577,335	25,179,072	43.61	25,569,005	44.29
2019	11,787	1,943,810	164.91	2,020,713	171.44		1,083,540	53,350,642	49.24	54,190,882	50.01
2020	93,309	6,064,417	64.99	6,283,052	67.34		641,922	31,998,863	49.85	33,463,666	52.13
2021	38,642	2,668,952	69.07	2,805,071	72.59		929,924	36,551,642	39.31	38,478,867	41.38
2022	94,117	5,759,144	61.19	6,330,780	67.26		1,693,399	81,887,580	48.36	87,310,368	51.56
2023	79,937	7,257,006	90.78	8,092,786	101.24		429,665	27,130,780	63.14	30,660,846	71.36
2024	70,570	4,180,246	59.24	4,581,186	64.92		570,318	27,602,023	48.40	30,222,346	52.99
Thereafter	152,155	6,834,761	44.92	7,945,114	52.22		4,606,636	255,007,836	55.36	298,794,691	64.86

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $42.51 per square foot and $43.69 per square foot, respectively. This 225,532 square feet of research/laboratory space is subject to a tenant purchase option that was exercised on October 22, 2014 and closed on February 1, 2016.

Boston Properties, Inc.

Fourth Quarter 2015

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Lease Expiration	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2015	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2015	—	—	—	—	—		—	—	—	—	—
Q3 2015	—	—	—	—	—		—	—	—	—	—
Q4 2015	220	16,228	73.76	16,228	73.76	(4)	—	—	—	—	—

Total 2015	220	$16,228	$73.76	$16,228	$73.76		—	$—	$—	$—	$—

Q1 2016	135,711	$5,377,325	$39.62	$5,377,325	$39.62		225,532	$20,168,726	$89.43	$20,168,726	$89.43
Q2 2016	27,360	1,401,357	51.22	1,401,357	51.22		—	—	—	—	—
Q3 2016	401,094	14,927,073	37.22	14,932,546	37.23		—	—	—	—	—
Q4 2016	99,640	4,008,320	40.23	4,930,355	49.48		—	—	—	—	—

Total 2016	663,805	$25,714,075	$38.74	$26,641,583	$40.13		225,532	$20,168,726	$89.43	$20,168,726	$89.43

	RETAIL						Total Property Types
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Lease Expiration	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2015	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2015	—	—	—	—	—		—	—	—	—	—
Q3 2015	—	—	—	—	—		—	—	—	—	—
Q4 2015	5	172,840	34,567.99	172,840	34,567.99	(4)	225	189,068	840.30	189,068	840.30	(4)

Total 2015	5	$172,840	$34,567.99	$172,840	$34,567.99		225	$189,068	$840.30	$189,068	$840.30

Q1 2016	14,691	$1,662,905	$113.19	$1,578,533	$107.45		375,934	$27,208,957	$72.38	$27,124,584	$72.15
Q2 2016	1,420	576,678	406.11	526,278	370.62		28,780	1,978,035	68.73	1,927,635	66.98
Q3 2016	42,060	2,583,570	61.43	2,638,884	62.74		443,154	17,510,644	39.51	17,571,431	39.65
Q4 2016	2,647	442,883	167.31	444,432	167.90		102,287	4,451,202	43.52	5,374,787	52.55

Total 2016	60,818	$5,266,037	$86.59	$5,188,128	$85.31		950,155	$51,148,838	$53.83	$51,998,437	$54.73

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

Boston Properties, Inc.

Fourth Quarter 2015

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2015	54,005	$1,948,786	$36.09	$1,948,786	$36.09	(4)	—	$—	$—	$—	$—
2016	558,787	38,745,168	69.34	38,992,761	69.78		—	—	—	—	—
2017	1,109,289	98,710,890	88.99	98,842,535	89.10		—	—	—	—	—
2018	553,502	45,719,950	82.60	45,218,538	81.70		—	—	—	—	—
2019	515,904	41,774,069	80.97	41,861,225	81.14		—	—	—	—	—
2020	1,872,223	149,582,967	79.90	154,189,769	82.36		—	—	—	—	—
2021	330,885	26,913,653	81.34	28,681,591	86.68		—	—	—	—	—
2022	855,868	71,368,266	83.39	76,589,174	89.49		—	—	—	—	—
2023	88,524	7,776,705	87.85	8,502,899	96.05		—	—	—	—	—
2024	1,043,754	71,088,030	68.11	77,438,441	74.19		—	—	—	—	—
Thereafter	3,220,851	285,987,454	88.79	380,533,400	118.15		—	—	—	—	—

	RETAIL						Total Property Types
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2015	308	$39,930	$129.64	$39,930	$129.64	(4)	54,313	$1,988,717	$36.62	$1,988,717	$36.62	(4)
2016	114,718	10,182,631	88.76	9,510,319	82.90		673,505	48,927,799	72.65	48,503,079	72.02
2017	31,285	5,909,508	188.89	5,909,508	188.89		1,140,574	104,620,398	91.73	104,752,043	91.84
2018	6,514	8,436,154	1,295.08	9,213,309	1,414.39		560,016	54,156,104	96.70	54,431,847	97.20
2019	—	—	—	—	—		515,904	41,774,069	80.97	41,861,225	81.14
2020	3,452	241,800	70.05	241,800	70.05		1,875,675	149,824,767	79.88	154,431,569	82.33
2021	27,201	12,457,543	457.98	13,665,607	502.39		358,086	39,371,195	109.95	42,347,199	118.26
2022	58,093	9,875,561	170.00	10,809,559	186.07		913,961	81,243,828	88.89	87,398,733	95.63
2023	32,984	6,595,448	199.96	7,789,358	236.16		121,508	14,372,153	118.28	16,292,256	134.08
2024	11,395	3,939,537	345.73	5,074,896	445.36		1,055,149	75,027,567	71.11	82,513,336	78.20
Thereafter	73,908	16,026,790	216.85	23,348,124	315.91		3,294,759	302,014,244	91.67	403,881,524	122.58

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

Fourth Quarter 2015

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Lease Expiration	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2015	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2015	—	—	—	—	—		—	—	—	—	—
Q3 2015	—	—	—	—	—		—	—	—	—	—
Q4 2015	54,005	1,948,786	36.09	1,948,786	36.09	(4)	—	—	—	—	—

Total 2015	54,005	$1,948,786	$36.09	$1,948,786	$36.09		—	$—	$—	$—	$—

Q1 2016	154,476	$7,037,580	$45.56	$7,037,580	$45.56		—	$—	$—	$—	$—
Q2 2016	235,943	20,149,718	85.40	20,149,718	85.40		—	—	—	—	—
Q3 2016	87,604	5,728,647	65.39	5,942,807	67.84		—	—	—	—	—
Q4 2016	80,764	5,829,224	72.18	5,862,656	72.59		—	—	—	—	—

Total 2016	558,787	$38,745,168	$69.34	$38,992,761	$69.78		—	$—	$—	$—	$—

	RETAIL						Total Property Types
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Lease Expiration	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2015	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2015	—	—	—	—	—		—	—	—	—	—
Q3 2015	—	—	—	—	—		—	—	—	—	—
Q4 2015	308	39,930	129.64	39,930	129.64	(4)	54,313	1,988,717	36.62	1,988,717	36.62	(4)

Total 2015	308	$39,930	$129.64	$39,930	$129.64		54,313	$1,988,717	$36.62	$1,988,717	$36.62

Q1 2016	7,298	$2,627,501	$360.03	$2,627,501	$360.03		161,774	$9,665,081	$59.74	$9,665,081	$59.74
Q2 2016	56,508	3,681,974	65.16	3,009,662	53.26		292,451	23,831,692	81.49	23,159,380	79.19
Q3 2016	48,250	3,504,351	72.63	3,504,351	72.63		135,854	9,232,998	67.96	9,447,158	69.54
Q4 2016	2,662	368,805	138.54	368,805	138.54		83,426	6,198,029	74.29	6,231,461	74.69

Total 2016	114,718	$10,182,631	$88.76	$9,510,319	$82.90		673,505	$48,927,799	$72.65	$48,503,079	$72.02

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

Boston Properties, Inc.

Fourth Quarter 2015

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2015	238,961	$9,397,447	$39.33	$9,397,447	$39.33	(4)	4,200	$111,706	$26.60	$111,706	$26.60	(4)
2016	616,949	27,383,357	44.39	26,793,101	43.43		69,002	2,600,412	37.69	2,600,412	37.69
2017	402,504	18,331,928	45.54	18,600,288	46.21		118,755	4,537,029	38.20	4,634,648	39.03
2018	200,151	11,362,058	56.77	11,835,231	59.13		28,364	1,200,331	42.32	1,258,325	44.36
2019	386,829	20,214,555	52.26	21,584,575	55.80		309,178	11,476,673	37.12	12,578,025	40.68
2020	600,757	37,216,601	61.95	39,438,302	65.65		34,404	1,431,847	41.62	1,582,114	45.99
2021	310,078	15,994,613	51.58	20,974,053	67.64		—	—	—	—	—
2022	564,028	26,324,068	46.67	30,811,849	54.63		—	—	—	—	—
2023	221,471	12,699,752	57.34	15,033,077	67.88		—	—	—	—	—
2024	445,553	23,826,294	53.48	27,715,596	62.20		—	—	—	—	—
Thereafter	701,907	39,901,950	56.85	54,606,246	77.80		—	—	—	—	—

	RETAIL						Total Property Types
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2015	—	$—	$—	$—	$—		243,161	$9,509,153	$39.11	$9,509,153	$39.11	(4)
2016	35,405	1,827,803	51.63	1,835,667	51.85		721,356	31,811,572	44.10	31,229,180	43.29
2017	16,079	1,111,870	69.15	1,126,136	70.04		537,338	23,980,828	44.63	24,361,072	45.34
2018	33,905	2,018,979	59.55	2,070,696	61.07		262,420	14,581,369	55.57	15,164,252	57.79
2019	11,730	691,984	58.99	724,188	61.74		707,737	32,383,213	45.76	34,886,788	49.29
2020	35,924	2,169,576	60.39	2,332,074	64.92		671,085	40,818,023	60.82	43,352,490	64.60
2021	18,918	1,209,997	63.96	1,263,697	66.80		328,996	17,204,610	52.29	22,237,750	67.59
2022	27,445	1,071,656	39.05	1,146,681	41.78		591,473	27,395,724	46.32	31,958,530	54.03
2023	27,788	1,515,427	54.54	1,613,199	58.05		249,259	14,215,179	57.03	16,646,276	66.78
2024	8,545	556,985	65.18	655,485	76.71		454,098	24,383,279	53.70	28,371,080	62.48
Thereafter	26,644	1,562,120	58.63	2,082,055	78.14		728,551	41,464,070	56.91	56,688,301	77.81

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

Fourth Quarter 2015

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Quarterly Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Lease Expiration	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2015	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2015	—	—	—	—	—		—	—	—	—	—
Q3 2015	—	—	—	—	—		—	—	—	—	—
Q4 2015	238,961	9,397,447	39.33	9,397,447	39.33	(4)	4,200	111,706	26.60	111,706	26.60	(4)

Total 2015	238,961	$9,397,447	$39.33	$9,397,447	$39.33		4,200	$111,706	$26.60	$111,706	$26.60

Q1 2016	33,703	$1,500,441	$44.52	$1,505,076	$44.66		—	$—	$—	$—	$—
Q2 2016	187,381	7,743,191	41.32	7,756,188	41.39		27,790	877,109	31.56	877,109	31.56
Q3 2016	108,884	5,712,413	52.46	5,716,376	52.50		31,062	1,276,885	41.11	1,276,885	41.11
Q4 2016	286,981	12,427,312	43.30	11,815,461	41.17		10,150	446,418	43.98	446,418	43.98

Total 2016	616,949	$27,383,357	$44.39	$26,793,101	$43.43		69,002	$2,600,412	$37.69	$2,600,412	$37.69

	RETAIL						Total Property Types
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Lease Expiration	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2015	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2015	—	—	—	—	—		—	—	—	—	—
Q3 2015	—	—	—	—	—		—	—	—	—	—
Q4 2015	—	—	—	—	—		243,161	9,509,153	39.11	9,509,153	39.11	(4)

Total 2015	—	$—	$—	$—	$—		243,161	$9,509,153	$39.11	$9,509,153	$39.11

Q1 2016	4,613	$356,964	$77.38	$356,965	$77.38		38,316	$1,857,405	$48.48	$1,862,041	$48.60
Q2 2016	2,236	154,554	69.12	154,554	69.12		217,407	8,774,854	40.36	8,787,851	40.42
Q3 2016	4,305	241,637	56.13	242,241	56.27		144,251	7,230,936	50.13	7,235,502	50.16
Q4 2016	24,251	1,074,647	44.31	1,081,907	44.61		321,382	13,948,377	43.40	13,343,786	41.52

Total 2016	35,405	$1,827,803	$51.63	$1,835,667	$51.85		721,356	$31,811,572	$44.10	$31,229,180	$43.29

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

Boston Properties, Inc.

Fourth Quarter 2015

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2015	69,085	$8,423,926	$121.94	$8,423,926	$121.94	(4)(5)	—	$—	$—	$—	$—
2016	513,124	30,417,708	59.28	32,690,682	63.71	(5)	33,400	787,662	23.58	787,662	23.58
2017	513,908	24,353,987	47.39	24,753,463	48.17		13,408	286,330	21.36	293,252	21.87
2018	407,105	20,781,066	51.05	22,047,596	54.16		—	—	—	—	—
2019	830,363	42,348,506	51.00	44,550,615	53.65		146,028	2,754,165	18.86	2,817,237	19.29
2020	1,071,900	50,040,606	46.68	53,982,425	50.36		222,756	5,184,678	23.28	5,257,566	23.60
2021	1,068,912	59,544,629	55.71	66,995,942	62.68		109,860	1,711,144	15.58	1,816,155	16.53
2022	750,453	32,561,555	43.39	37,896,918	50.50		—	—	—	—	—
2023	510,045	24,048,703	47.15	28,348,826	55.58		—	—	—	—	—
2024	606,295	30,365,767	50.08	35,731,799	58.93		14,826	339,705	22.91	386,407	26.06
Thereafter	1,926,407	119,110,301	61.83	156,801,906	81.40		23,439	452,293	19.30	540,892	23.08

	RETAIL						Total Property Types
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2015	—	$—	$—	$—	$—		69,085	$8,423,926	$121.94	$8,423,926	$121.94	(4)
2016	41,728	2,725,513	65.32	2,727,385	65.36		588,252	33,930,883	57.68	36,205,729	61.55
2017	68,233	4,042,297	59.24	4,073,374	59.70		595,549	28,682,614	48.16	29,120,089	48.90
2018	55,833	3,826,397	68.53	3,923,264	70.27		462,938	24,607,463	53.15	25,970,860	56.10
2019	66,279	3,668,608	55.35	3,758,211	56.70		1,042,670	48,771,279	46.78	51,126,063	49.03
2020	54,250	3,310,708	61.03	3,507,363	64.65		1,348,906	58,535,992	43.40	62,747,354	46.52
2021	62,779	3,938,521	62.74	4,341,503	69.16		1,241,551	65,194,294	52.51	73,153,600	58.92
2022	20,453	1,365,137	66.75	1,552,921	75.93		770,906	33,926,693	44.01	39,449,839	51.17
2023	55,846	2,489,397	44.58	2,799,112	50.12		565,891	26,538,100	46.90	31,147,938	55.04
2024	22,050	1,108,183	50.26	1,299,588	58.94		643,171	31,813,656	49.46	37,417,795	58.18
Thereafter	178,091	6,296,394	35.35	7,288,467	40.93		2,127,937	125,858,988	59.15	164,631,265	77.37

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 52,424 and 42,440 square feet of Sensitive Compartmented Information Facility (SCIF) space in 2015 and 2016, respectively. Excluding the SCIF space, the current and future expiring rental rates per square foot would be $54.51 and $54.51 and $52.20 and $57.03, respectively.

Boston Properties, Inc.

Fourth Quarter 2015

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration	Rentable Square Footage Subject to	Current Annualized Revenues Under	Per Square	Annualized Revenues Under Expiring Leases	Per Square		Rentable Square Footage Subject to	Current Annualized Revenues Under	Per Square	Annualized Revenues Under Expiring Leases	Per Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2015	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2015	—	—	—	—	—		—	—	—	—	—
Q3 2015	—	—	—	—	—		—	—	—	—	—
Q4 2015	69,085	8,423,926	121.94	8,423,926	121.94	(4)(5)	—	—	—	—	—

Total 2015	69,085	$8,423,926	$121.94	$8,423,926	$121.94		—	$—	$—	$—	$—

Q1 2016	174,318	$11,502,231	$65.98	$13,543,752	$77.70	(5)	—	$—	$—	$—	$—
Q2 2016	130,680	5,517,910	42.22	5,613,194	42.95		—	—	—	—	—
Q3 2016	113,045	8,402,904	74.33	8,467,720	74.91	(5)	33,400	787,662	23.58	787,662	23.58
Q4 2016	95,081	4,994,663	52.53	5,066,015	53.28		—	—	—	—	—

Total 2016	513,124	$30,417,708	$59.28	$32,690,682	$63.71		33,400	$787,662	$23.58	$787,662	$23.58

	RETAIL						Total Property Types
Lease Expiration	Rentable Square Footage Subject to	Current Annualized Revenues Under	Per Square	Annualized Revenues Under Expiring Leases	Per Square		Rentable Square Footage Subject to	Current Annualized Revenues Under	Per Square	Annualized Revenues Under Expiring Leases	Per Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2015	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2015	—	—	—	—	—		—	—	—	—	—
Q3 2015	—	—	—	—	—		—	—	—	—	—
Q4 2015	—	—	—	—	—		69,085	8,423,926	121.94	8,423,926	121.94	(4)

Total 2015	—	$—	$—	$—	$—		69,085	$8,423,926	$121.94	$8,423,926	$121.94

Q1 2016	11,338	$872,898	$76.99	$872,898	$76.99		185,656	$12,375,129	$66.66	$14,416,650	$77.65
Q2 2016	—	—	—	—	—		130,680	5,517,910	42.22	5,613,194	42.95
Q3 2016	4,047	286,460	70.78	288,332	71.25		150,492	9,477,026	62.97	9,543,714	63.42
Q4 2016	26,343	1,566,156	59.45	1,566,156	59.45		121,424	6,560,819	54.03	6,632,171	54.62

Total 2016	41,728	$2,725,513	$65.32	$2,727,385	$65.36		588,252	$33,930,883	$57.68	$36,205,729	$61.55

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 52,424, 14,473, and 27,967 square feet of Sensitive Compartmented Information Facility (SCIF) space in Q4 2015, Q1 2016, and Q3 2016, respectively. Excluding the SCIF space, the current and future expiring rental rates per square foot would be $54.51 and $54.51, $60.75 and $73.52, and $51.08 and $51.84, respectively.

Boston Properties, Inc.

Fourth Quarter 2015

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2015	225	$189,068	$840.30	$189,068	$840.30	(4)	52,160	$2,184,364	$41.88	$2,184,364	$41.88	(4)
2016	427,380	32,527,727	76.11	33,370,643	78.08	(5)	487,159	26,079,869	53.53	25,383,024	52.10
2017	236,732	14,660,099	61.93	14,855,701	62.75		264,056	14,878,981	56.35	15,019,425	56.88
2018	315,134	16,564,700	52.56	16,732,313	53.10		218,855	12,840,596	58.67	13,317,707	60.85
2019	645,570	36,552,564	56.62	37,119,229	57.50		241,344	13,400,052	55.52	14,092,656	58.39
2020	437,533	25,551,496	58.40	26,384,635	60.30		595,438	37,506,518	62.99	39,694,448	66.66
2021	370,216	20,314,192	54.87	21,044,514	56.84		328,996	17,204,610	52.29	22,237,750	67.59
2022	961,381	54,750,346	56.95	59,846,236	62.25		301,026	15,993,974	53.13	19,087,076	63.41
2023	387,848	25,823,460	66.58	29,184,459	75.25		208,602	12,118,635	58.09	13,846,089	66.38
2024	297,339	17,262,278	58.06	18,546,043	62.37		429,586	23,427,311	54.53	27,160,089	63.22
Thereafter	3,914,283	226,471,293	57.86	266,821,307	68.17		722,909	41,277,884	57.10	56,438,083	78.07

	New York						Washington, DC
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2015	486	$100,430	$206.65	$100,430	$206.65	(4)	13,542	$794,232	$58.65	$794,232	$58.65	(4)
2016	474,933	42,407,604	89.29	41,754,353	87.92		231,992	13,695,054	59.03	15,796,903	68.09
2017	987,491	99,028,746	100.28	99,132,979	100.39		336,586	15,888,388	47.20	16,001,898	47.54
2018	347,821	47,068,148	135.32	47,141,698	135.53		122,723	7,038,120	57.35	7,476,328	60.92
2019	352,598	35,996,185	102.09	35,921,460	101.88		415,251	26,125,808	62.92	27,909,614	67.21
2020	1,563,249	139,317,501	89.12	143,299,451	91.67		449,893	23,824,157	52.96	25,792,600	57.33
2021	278,833	36,766,351	131.86	39,585,154	141.97		533,479	33,962,677	63.66	38,150,972	71.51
2022	851,642	79,226,609	93.03	85,194,400	100.04		77,759	4,485,156	57.68	5,082,081	65.36
2023	113,209	14,106,360	124.60	16,009,866	141.42		57,290	3,883,174	67.78	4,591,944	80.15
2024	670,747	61,810,077	92.15	68,507,668	102.14		182,005	11,679,075	64.17	13,801,985	75.83
Thereafter	3,071,787	294,404,494	95.84	395,548,875	128.77		1,460,782	99,898,140	68.39	132,070,662	90.41

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space and the retail space, current and future expiring rental rates per square foot would be $60.86 and $65.16, respectively, in 2016. This 225,532 square feet of research/laboratory space is subject to a tenant purchase option that was exercised on October 22, 2014 and closed on February 1, 2016.

Boston Properties, Inc.

Fourth Quarter 2015

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2015	—	$—	$—	$—	$—		191,001	$7,324,789	$38.35	$7,324,789	$38.35	(4)
2016	522,775	18,621,111	35.62	18,627,794	35.63		234,197	5,731,703	24.47	5,846,156	24.96
2017	436,096	14,827,927	34.00	14,949,086	34.28		273,282	9,101,847	33.31	9,341,646	34.18
2018	262,201	8,614,371	32.85	8,836,692	33.70		43,565	1,740,773	39.96	1,846,545	42.39
2019	437,970	16,798,079	38.35	17,071,653	38.98		466,393	18,983,160	40.70	20,794,132	44.59
2020	204,389	6,447,368	31.54	7,079,032	34.64		75,647	3,311,505	43.78	3,658,042	48.36
2021	559,708	16,237,450	29.01	17,434,354	31.15		—	—	—	—	—
2022	732,018	27,137,234	37.07	27,464,132	37.52		290,447	11,401,750	39.26	12,871,454	44.32
2023	41,817	1,307,320	31.26	1,476,387	35.31		40,657	2,096,544	51.57	2,800,187	68.87
2024	272,979	10,339,745	37.88	11,676,303	42.77		24,512	955,968	39.00	1,210,992	49.40
Thereafter	692,353	28,536,543	41.22	31,973,384	46.18		5,642	186,186	33.00	250,218	44.35

	New York						Washington, DC
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2015	53,827	$1,888,286	$35.08	$1,888,286	$35.08	(4)	55,543	$7,629,695	$137.37	$7,629,695	$137.37	(4)(5)
2016	198,572	6,520,195	32.84	6,748,726	33.99		356,260	20,235,829	56.80	20,408,826	57.29	(5)
2017	153,083	5,591,652	36.53	5,619,064	36.71		258,963	12,794,226	49.41	13,118,191	50.66
2018	212,195	7,087,956	33.40	7,290,150	34.36		340,215	17,569,343	51.64	18,494,532	54.36
2019	163,306	5,777,884	35.38	5,939,764	36.37		627,419	22,645,472	36.09	23,216,449	37.00
2020	312,426	10,507,266	33.63	11,132,118	35.63		899,013	34,711,836	38.61	36,954,753	41.11
2021	79,253	2,604,844	32.87	2,762,045	34.85		708,072	31,231,617	44.11	35,002,628	49.43
2022	62,319	2,017,219	32.37	2,204,333	35.37		693,147	29,441,537	42.48	34,367,758	49.58
2023	8,299	265,793	32.03	282,391	34.03		508,601	22,654,927	44.54	26,555,994	52.21
2024	384,402	13,217,490	34.38	14,005,669	36.43		461,166	20,134,581	43.66	23,615,809	51.21
Thereafter	222,972	7,609,750	34.13	8,332,649	37.37		667,155	25,960,848	38.91	32,560,603	48.81

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 52,424 and 42,440 square feet of Sensitive Compartmented Information Facility (SCIF) space in 2015 and 2016, respectively. Excluding the SCIF space from 2015, the current and future expiring rental rates per square foot would be $36.53 and $36.53 and $45.84 and $46.39, respectively.

Boston Properties, Inc.

Fourth Quarter 2015

RESIDENTIAL and HOTEL PERFORMANCE

Rental Rates and Occupancy	Fourth Quarter	Fourth Quarter	Percent	YTD	YTD	Percent
	2015	2014	Change	2015	2014	Change
The Avant at Reston Town Center (359 units)
Reston, VA
Average Monthly Rental Rate (1)	$2,301	$2,278	1.0%	$2,268	$2,235	1.5%
Average Rental Rate Per Occupied Square Foot (1)	$2.50	$2.48	0.8%	$2.46	$2.44	0.8%
Average Physical Occupancy (1) (2)	94.5%	67.8%	39.4%	90.8%	38.8%	134.0%
Average Economic Occupancy (2)	93.9%	63.8%	47.2%	89.2%	34.2%	160.8%
The Lofts at Atlantic Wharf (86 units)
Boston, MA
Average Monthly Rental Rate (3)	$4,129	$3,963	4.2%	$4,052	$3,926	3.2%
Average Rental Rate Per Occupied Square Foot (3)	$4.54	$4.43	2.5%	$4.50	$4.37	3.0%
Average Physical Occupancy (2) (3)	95.4%	96.1%	(0.7)%	96.4%	96.3%	0.1%
Average Economic Occupancy (2)	96.7%	96.8%	(0.1)%	97.4%	96.5%	0.9%
Boston Marriott Cambridge (433 rooms)
Cambridge, MA
Average Occupancy	70.8%	71.3%	(0.7)%	80.8%	80.9%	(0.1)%
Average Daily Rate	$287.97	$272.43	5.7%	$275.43	$254.96	8.0%
Revenue per available room	$203.91	$194.20	5.0%	$222.47	$206.22	7.9%

Net Operating Income (in thousands)	Residential					Hotel
	Fourth Quarter		Fourth Quarter		Percent	Fourth Quarter	Fourth Quarter	Percent
	2015		2014(4)		Change	2015	2014	Change
Rental Revenue	$4,106	(5)	$7,195	(5)	(42.9)%	$10,939	$10,907	0.3%
Operating expenses and real estate taxes	1,616		4,061		(60.2)%	7,888	7,539	4.6%

Net Operating Income	$2,490	(5)	$3,134	(5)	(20.5)%	$3,051	$3,368	(9.4)%

Rental Revenue	$4,106		$7,195			$10,939	$10,907
Less: Straight line rent and fair value lease revenue	19		(29)		165.5%	1	1	0.0%

Rental Revenue—cash basis	4,087		7,224		(43.4)%	10,938	10,906	0.3%
Less: Operating expenses and real estate taxes	1,616		4,061		(60.2)%	7,888	7,539	4.6%
Add: Straight line ground rent expense	—		523		(100.0)%	—	—	0.0%

Net Operating Income—cash basis	$2,471		$3,686		(33.0)%	$3,050	$3,367	(9.4)%

(1)	Excludes 26,179 square feet of retail space which is 100% leased.
(2)	For disclosures related to our definition of Average Physical and Average Economic Occupancy, see page 51.
(3)	Excludes 9,617 square feet of retail space which is 100% leased.
(4)	Includes the Residences on The Avenue, which was sold on March 17, 2015 and had approximately $1.2 million of net operating income and approximately $1.7 million of net operating income - cash basis for the quarter ended December 31, 2014.
(5)	Includes 35,796 square feet of retail space, which had revenue of approximately $599,000 for the quarter ended December 31, 2015, and 85,324 square feet of retail space, which had revenue of approximately $1.4 million for the quarter ended December 31, 2014.

Boston Properties, Inc.

Fourth Quarter 2015

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	31-Dec-15	31-Dec-14	31-Dec-15	31-Dec-14	31-Dec-15	31-Dec-14
Boston	91.3%	93.1%	89.2%	88.1%	90.6%	91.4%
New York	96.3%	93.4%	74.1%	82.0%	91.5%	90.9%
San Francisco	92.7%	94.8%	99.0%	95.6%	94.6%	95.1%
Washington, DC	92.1%	95.5%	92.0%	94.1%	92.1%	94.7%

Total Portfolio	93.4%	93.8%	88.9%	90.4%	91.8%	92.6%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	31-Dec-15	31-Dec-14	31-Dec-15	31-Dec-14	31-Dec-15	31-Dec-14
Total Office Portfolio	93.3%	93.8%	89.8%	90.9%	92.1%	92.8%
Total Office/Technical Portfolio	100.0%	100.0%	80.8%	85.1%	84.2%	87.7%

Total Portfolio	93.4%	93.8%	88.9%	90.4%	91.8%	92.6%

(1)	For disclosures related to our definition of Same Properties, see page 50.

Boston Properties, Inc.

Fourth Quarter 2015

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel & Residential Properties

	Office (1)	Office/Technical	Hotel & Residential (1)	Total
Number of Properties	118	31	3	152
Square feet	38,800,693	1,701,412	776,704	41,278,809
Percent of properties in-service	98.5%	100.0%	100.0%	98.6%
Occupancy @ 12/31/2014	92.8%	87.7%	N/A	92.6%
Occupancy @ 12/31/2015	92.1%	84.2%	N/A	91.8%
Percent change from 4th quarter 2015 over 4th quarter 2014 (2):
Rental revenue	0.8%	(1.8)%	6.1%
Operating expenses and real estate taxes	4.2%	(8.3)%	6.6%
Consolidated Net Operating Income (3) - excluding hotel & residential	(1.0)%	0.6%		(1.0	)%(2)
Consolidated Net Operating Income (3) - Hotel & residential				5.2	%(2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				(10.1	)%(2)
Combined Net Operating Income (3)				(1.2)%
Rental revenue - cash basis	4.1%	3.2%	5.2%
Consolidated Net Operating Income (3) - cash basis (5) excluding hotel & residential	2.4%	7.8%		2.6	%(2)
Consolidated Net Operating Income (3) - cash basis (5) - Hotel & residential				2.9	%(2)
Net Operating Income - cash basis (5) - BXP’s share of unconsolidated joint ventures				(20.5	)%(2)
Combined Net Operating Income (3) - cash basis (5)				1.8%

Same Property Lease Analysis - quarter ended December 31, 2015

	Office	Office/ Technical	Total
Vacant space available @ 10/1/2015 (sf)	3,426,405	168,385	3,594,790
Property dispositions/ properties taken out of service (sf)	(437,700)	—	(437,700)
Square footage of leases expiring or terminated 10/1/2015-12/31/2015	1,179,785	12,900	1,192,685

Total space for lease (sf)	4,168,490	181,285	4,349,775

New tenants (sf)	434,838	—	434,838
Renewals (sf)	568,000	10,150	578,150

Total space leased (sf)	1,002,838	10,150	1,012,988

Space available @ 12/31/2015 (sf)	3,165,652	171,135	3,336,787

Net (increase)/decrease in available space (sf)	260,753	(2,750)	258,003
Second generation leasing information: (6)
Leases commencing during the period (sf)	981,989	10,150	992,139
Weighted average lease term (months)	89	13	89
Weighted average free rent period (days)	35	—	34
Total transaction costs per square foot (7)	$35.64	$3.69	$35.31
Increase (decrease) in gross rents (8)	12.62%	57.49%	12.93%
Increase (decrease) in net rents (9)	17.90%	72.49%	18.34%

(1)	Includes revenue and expenses from retail properties and tenants.
(2)	See page 43 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to Net income attributable to Boston Properties, Inc. common shareholders, see page 42. For disclosures relating to our use of Combined NOI and Consolidated NOI, see page 50.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 18.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 42.
(6)	Second generation leases are defined as leases for space that had previously been under lease by the Company. Of the 992,139 square feet of second generation leases that commenced in Q4 2015, leases for 885,750 square feet were signed in prior periods.
(7)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(8)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 811,210 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(9)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 811,210 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).

Boston Properties, Inc.

Fourth Quarter 2015

Reconciliation of Net Income to Net Operating Income

(in thousands)

	For the three months ended
	December 31, 2015	December 31, 2014
Net income attributable to Boston Properties, Inc. common shareholders	$137,851	$174,510
Preferred dividends	2,646	2,646

Net income attributable to Boston Properties, Inc.	140,497	177,156
Net income attributable to noncontrolling interests:
Noncontrolling interest—common units of the Operating Partnership	16,098	21,172
Noncontrolling interest—redeemable preferred units of the Operating Partnership	—	9
Noncontrolling interest in property partnerships (1)	10,143	13,088

Net income	166,738	211,425
Gains on sales of real estate	(81,332)	(126,102)

Income before gains on sales of real estate	85,406	85,323
Add:
Losses from early extinguishment of debt	22,040	10,633
Interest expense	106,178	117,904
Depreciation and amortization	164,460	162,430
Transaction costs	470	640
General and administrative expense	24,300	23,172
Subtract:
Gains from investments in securities	(493)	(387)
Interest and other income	(440)	(1,924)
Income from unconsolidated joint ventures	(2,211)	(2,700)
Development and management services income	(6,452)	(7,119)

Consolidated Net Operating Income	393,258	387,972
Net Operating Income from unconsolidated joint ventures (BXP’s share) (2)	10,521	11,244

Combined Net Operating Income	$403,779	$399,216

Same Property Net Operating Income	$387,458	$392,017
Net Operating Income from non Same Properties (3)	8,602	6,082
Termination income	7,719	1,117

Combined Net Operating Income	$403,779	$399,216

Same Property Net Operating Income	$387,458	$392,017
Subtract:
Straight-line rent and fair value lease revenue	(21,603)	(39,370)
Add:
Straight-line ground rent expense (4)	(3,983)	1,146
Lease transaction costs which qualify as inducements in accordance with GAAP (5)	1,963	3,533

Same Property Net Operating Income— cash basis	$363,835	$357,326

(1)	These partnerships include 505 9th Street, N.W. in Washington, D.C., which was sold on September 18, 2015, Fountain Square in Reston, VA, of which the Company acquired the remaining 50% interest on September 15, 2015, 767 Fifth Avenue (The GM Building) and Times Square Tower in New York City and, beginning October 30, 2014, 100 Federal Street and Atlantic Wharf Office Building in Boston, MA and 601 Lexington Avenue in New York City. For additional information, refer to page 9.
(2)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 18.
(3)	Pages 21-23 indicate by footnote the properties which are not included as part of Same Property Net Operating Income. Non Same Properties include dispositions that occurred prior to December 31, 2015 and therefore are no longer a part of the Company’s property portfolio.
(4)	For additional information, refer to page 12.
(5)	For additional information, refer to page 44.

Boston Properties, Inc.

Fourth Quarter 2015

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office (1)				Office/Technical
	For the three months ended				For the three months ended
	31-Dec-15	31-Dec-14	$ Change	% Change	31-Dec-15	31-Dec-14	$ Change	% Change
Rental Revenue	$576,144	$564,874			$14,382	$14,703
Less: Termination Income	7,698	1,072			4	62

Rental revenue - subtotal	568,446	563,802	$4,644	0.8%	14,378	14,641	$(263)	(1.8)%
Operating expenses and real estate taxes	207,437	199,032	8,405	4.2%	3,596	3,921	(325)	(8.3)%

Net Operating Income (2)	$361,009	$364,770	$(3,761)	(1.0)%	$10,782	$10,720	$62	0.6%

Rental revenue - subtotal	$568,446	$563,802			$14,378	$14,641
Less:
Straight-line rent and fair value lease revenue	20,293	37,183	(16,890)	(45.4)%	181	1,468	(1,287)	(87.7)%
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (3)	1,939	2,019	(80)	(4.0)%	—	580	(580)	(100.0)%

Rental revenue - cash basis	550,092	528,638	21,454	4.1%	14,197	13,753	444	3.2%
Less:
Operating expenses and real estate taxes	207,437	199,032	8,405	4.2%	3,596	3,921	(325)	(8.3)%
Add:
Straight-line ground rent expense (4)	(3,983)	1,146	(5,129)	(447.6)%	—	—	—	0.0%

Net Operating Income (5) - cash basis	$338,672	$330,752	$7,920	2.4%	$10,601	$9,832	$769	7.8%

	Sub-Total (1)				Hotel & Residential
	For the three months ended				For the three months ended
	31-Dec-15	31-Dec-14	$ Change	% Change	31-Dec-15	31-Dec-14	$ Change	% Change
Rental Revenue	$590,526	$579,577			$15,045	$14,180
Less: Termination Income	7,702	1,134			—	—

Rental revenue - subtotal	582,824	578,443	$4,381	0.8%	15,045	14,180	$865	6.1%
Operating expenses and real estate taxes	211,033	202,953	8,080	4.0%	9,504	8,914	590	6.6%

Net Operating Income (2)	$371,791	$375,490	$(3,699)	(1.0)%	$5,541	$5,266	$275	5.2%

Rental revenue - subtotal	$582,824	$578,443			$15,045	$14,180
Less:
Straight-line rent and fair value lease revenue	20,474	38,651	(18,177)	(47.0)%	20	(97)	117	120.6%
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (3)	1,939	2,599	(660)	(25.4)%	—	—	—	0.0%

Rental revenue - cash basis	564,289	542,391	21,898	4.0%	15,025	14,277	748	5.2%
Less:
Operating expenses and real estate taxes	211,033	202,953	8,080	4.0%	9,504	8,914	590	6.6%
Add:
Straight-line ground rent expense (4)	(3,983)	1,146	(5,129)	(447.6)%	—	—	—	0.0%

Net Operating Income (5) - cash basis	$349,273	$340,584	$8,689	2.6%	$5,521	$5,363	$158	2.9%

	Unconsolidated Joint Ventures				Total (1)
	For the three months ended				For the three months ended
	31-Dec-15	31-Dec-14	$ Change	% Change	31-Dec-15	31-Dec-14	$ Change	% Change
Rental Revenue	$18,471	$19,405			$624,042	$613,162
Less: Termination Income	17	(17)			7,719	1,117

Rental revenue - subtotal	18,454	19,422	$(968)	(5.0)%	616,323	612,045	$4,278	0.7%
Operating expenses and real estate taxes	8,328	8,161	167	2.0%	228,865	220,028	8,837	4.0%

Net Operating Income (2)	$10,126	$11,261	$(1,135)	(10.1)%	$387,458	$392,017	$(4,559)	(1.2)%

Rental revenue - subtotal	$18,454	$19,422			$616,323	$612,045
Less:
Straight-line rent and fair value lease revenue	1,109	816	293	35.9%	21,603	39,370	(17,767)	(45.1)%
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (3)	24	934	(910)	(97.4)%	1,963	3,533	(1,570)	(44.4)%

Rental revenue - cash basis	17,369	19,540	(2,171)	(11.1)%	596,683	576,208	20,475	3.6%
Less:
Operating expenses and real estate taxes	8,328	8,161	167	2.0%	228,865	220,028	8,837	4.0%
Add:
Straight-line ground rent expense (4)	—	—	—	0.0%	(3,983)	1,146	(5,129)	(447.6)%

Net Operating Income (5) - cash basis	$9,041	$11,379	$(2,338)	(20.5)%	$363,835	$357,326	$6,509	1.8%

(1)	Includes 100% share of consolidated joint ventures. Same Property consolidated joint venture properties includes Fountain Square in Reston, VA, 767 Fifth Avenue (The GM Building) and Times Square Tower in New York City and, beginning October 30, 2014, 100 Federal Street and Atlantic Wharf Office Building in Boston, MA and 601 Lexington Avenue in New York City.
(2)	For a quantitative reconciliation of net operating income (NOI) to net income attributable to Boston Properties, Inc. common shareholders, see page 42. For disclosures relating to our use of NOI see page 50.
(3)	Leasing transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 12. For additional information related to second generation transaction costs, see page 44.
(4)	For additional information, see page 12.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 42. For disclosures relating to our use of NOI, see page 50.

Boston Properties, Inc.

Fourth Quarter 2015

LEASING ACTIVITY

All In-Service Properties - quarter ended December 31, 2015

	Office	Office/Technical	Total
Vacant space available @ 10/1/2015 (sf)	3,426,405	168,385	3,594,790
Property dispositions/ properties taken out of service (sf)	(437,700)	—	(437,700)
Properties acquired vacant space (sf)	—	—	—
Properties placed in-service (sf)	240,878 (1)	—	240,878
Leases expiring or terminated 10/1/2015-12/31/2015 (sf)	1,179,785	12,900	1,192,685

Total space available for lease (sf)	4,409,368	181,285	4,590,653

1st generation leases (sf)	67,601	—	67,601
2nd generation leases with new tenants (sf)	413,989	—	413,989
2nd generation lease renewals (sf)	568,000	10,150	578,150

Total space leased (sf)	1,049,590	10,150	1,059,740

Vacant space available for lease @ 12/31/2015 (sf)	3,359,778	171,135	3,530,913

Net (increase)/decrease in available space (sf)	66,627	(2,750)	63,877
Second generation leasing information: (2)
Leases commencing during the period (sf)	981,989	10,150	992,139
Weighted average lease term (months)	89	13	89
Weighted average free rent period (days)	35	—	34
Total transaction costs per square foot (3)	$35.64	$3.69	$35.31
Increase (decrease) in gross rents (4)	12.62%	57.49%	12.93%
Increase (decrease) in net rents (5)	17.90%	72.49%	18.34%

			Incr (decr)	Incr (decr)
	All leases	All leases	in 2nd gen.	in 2nd gen.	Total	Total square feet of leases
	1st Generation (sf)	2nd Generation (sf)	gross cash rents (4)	net cash rents (5)	Leased (sf) (6)	executed in the quarter (7)
Boston	7,500	511,359	15.55%	22.49%	518,859	544,921
New York	20,849	161,930	12.16%	15.64%	182,779	153,089
San Francisco	39,252	174,824	14.41%	22.26%	214,076	334,692
Washington, DC	—	144,026	6.25%	9.02%	144,026	319,427

Total / Weighted Average	67,601	992,139	12.93%	18.34%	1,059,740	1,352,129

(1)	Total vacant square feet of properties placed in service in Q4 2015 consist of 10,000 square feet at The Point (formerly 99 Third Avenue Retail), 11,680 square feet at 690 Folsom Street, 93,513 square feet at 535 Mission Street and 125,685 square feet at Annapolis Junction Building Eight.
(2)	Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 992,139 square feet of second generation leases that commenced in Q4 2015, leases for 885,750 square feet were signed in prior periods.
(3)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(4)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 811,210 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(5)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 811,210 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(6)	Represents leases for which rental revenue recognition has commenced in accordance with GAAP during the quarter.
(7)	Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 123,589.

Boston Properties, Inc.

Fourth Quarter 2015

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q4 2015	Q3 2015	Q2 2015	Q1 2015	2014	2013	2012
Recurring capital expenditures	$19,845	$18,814	$14,869	$8,763	$42,610	$51,026	$23,774
Planned non-recurring capital expenditures associated with acquisition properties	1,951	1,661	1,485	972	13,087	20,506	22,287
Hotel improvements, equipment upgrades and replacements	1,231	436	272	491	2,894	2,070	896

	$23,027	$20,911	$16,626	$10,226	$58,591	$73,602	$46,957

2nd Generation Tenant Improvements and Leasing Commissions

	Q4 2015	Q3 2015	Q2 2015	Q1 2015	2014	2013	2012
Office
Square feet	981,989	1,496,951	1,351,464	1,261,753	3,578,780	3,554,632	3,572,825

Tenant improvements and lease commissions PSF	$35.64	$61.06	$39.60	$43.27	$30.89	$37.54	$45.31

Office/Technical
Square feet	10,150	38,502	35,675	27,639	357,266	55,456	59,788

Tenant improvements and lease commissions PSF	$3.69	$9.95	$23.22	$19.00	$16.69	$2.02	$3.94

Average tenant improvements and lease commissions PSF	$35.31	$59.78	$39.18	$42.75	$29.60	$36.99	$44.63

Boston Properties, Inc.

Fourth Quarter 2015

ACQUISITIONS/DISPOSITIONS

as of December 31, 2015

ACQUISITIONS

For the period from January 1, 2015 through December 31, 2015

				Anticipated
			Initial	Future	Total		Percentage
Property	Date Acquired	Square Feet	Investment (1)	Investment (1)	Investment (1)		Leased
1265 Main Street (50% ownership interest)	May 8, 2015	115,000	$1,934,000	$24,156,000	$26,090,000	(2)	100%
Dock72 (50% ownership interest)	June 26, 2015	670,000	9,140,000	195,760,000	204,900,000	(3)	33%
Fountain Square (remaining 50% ownership interest)	September 15, 2015	758,807	100,856,000	—	100,856,000	(4)	96%

Total Acquisitions		1,543,807	$111,930,000	$219,916,000	$331,846,000		69%

(1)	Represents the Company’s share.
(2)	On May 8, 2015, the Company entered into a joint venture with an affiliate of 1265 Main Street LLC to redevelop an existing building into a Class A office building totaling approximately 115,000 net rentable square feet at 1265 Main Street in Waltham, Massachusetts. The joint venture partner contributed real estate and improvements, with an aggregate fair value of approximately $9.4 million, for its initial 50% interest in the joint venture. For its initial 50% interest, the Company will contribute cash totaling approximately $9.4 million as the joint venture incurs costs. The Company is accounting for the joint venture on an unconsolidated basis under the equity method of accounting. The joint venture has entered into a fifteen-year lease with a tenant to occupy 100% of the building. See also page 47.
(3)	On June 26, 2015, the Company entered into a joint venture with Rudin Development to develop Dock72, an office building totaling approximately 670,000 net rentable square feet located at the Brooklyn Navy Yard in Brooklyn, New York. Each partner contributed cash totaling approximately $9.1 million for their initial 50% interest in the joint venture. The Company is accounting for the joint venture on an unconsolidated basis under the equity method of accounting. The joint venture entered into a 96-year ground lease with the Brooklyn Navy Yard Development Corporation, comprised of an initial term of 49 years, which may be extended by the joint venture to 2111, subject to certain conditions. The joint venture also entered into a 20-year lease with a tenant to occupy approximately 222,000 net rentable square feet at the building. See also pages 47 and 48.
(4)	On September 15, 2015, the Company acquired its partner’s 50% interest in the consolidated entity that owns Fountain Square located in Reston Town Center in Reston, Virginia for cash of approximately $100.9 million and the assumption of the partner’s share of mortgage indebtedness totaling approximately $105.6 million.

DISPOSITIONS

For the period from January 1, 2015 through December 31, 2015

			Gross	Net Cash
Property	Date Disposed	Square Feet	Sales Price	Proceeds	Book Gain
Washingtonian North (land parcel)	February 19, 2015	N/A	$8,700,000	$8,376,000	$3,494,000
Residences on The Avenue (335 units)	March 17, 2015	323,050	196,000,000	192,478,000	91,428,000	(1)
505 9th Street, N.W. (50% ownership interest)	September 18, 2015	321,943	318,000,000	194,636,000	199,479,000	(2)
Washingtonian North (land parcel)	October 1, 2015	N/A	13,320,000	13,805,000	2,018,000
Innovation Place (3100-3130 Zanker Road)	December 17, 2015	574,000	207,000,000	199,305,000	79,097,000

Total Dispositions		1,218,993	$743,020,000	$608,600,000	$375,516,000	(3)

(1)	The Company has agreed to provide the buyer up to $6.0 million of net operating income support if the property’s net operating income fails to achieve certain thresholds. This amount has been recorded as a reduction to the gain on sale. The Residences on The Avenue is comprised of 335 apartment units and approximately 50,000 net rentable square feet of retail space, subject to a ground lease that expires on February 1, 2068.
(2)	On September 18, 2015, a consolidated entity in which the Company has a 50% interest completed the sale of its 505 9th Street, N.W. property located in Washington, DC for approximately $318.0 million, including the assumption by the buyer of approximately $117.0 million of mortgage indebtedness. Net cash proceeds totaled approximately $194.6 million, of which the Company’s share was approximately $97.3 million. The Company recognized a gain on sale of real estate totaling approximately $199.5 million, of which approximately $101.1 million was allocated to the outside partners and is included within noncontrolling interests in property partnerships in the Company’s consolidated statements of operations.
(3)	Excludes approximately $379,000 of gain on sale of real estate recognized during the three months ended December 31, 2015 related to previously deferred gain amounts from a 2014 sale of real estate.

Boston Properties, Inc.

Fourth Quarter 2015

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of December 31, 2015

		Estimated					Estimated	Total	Amount	Estimated			Percentage
Construction	Initial	Stabilization		# of		Investment	Total	Construction	Drawn at	Future Equity	Percentage		Placed
Properties	Occupancy	Date	Location	Buildings	Square feet	to Date (2)	Investment (2)	Loan (2)	12/31/2015 (2)	Requirement (2)	Leased (3)		in Service (4)
Office and Retail
804 Carnegie Center	Q2 2016	Q2 2016	Princeton, NJ	1	130,000	$42,635,203	$47,000,000	$—	$—	$4,364,797	100%		—
1265 Main Street (50% Ownership)	Q4 2016	Q4 2016	Waltham, MA	1	115,000	12,948,864	26,090,000			13,141,136	100%		—
Prudential Center Retail Expansion	Q1 2016	Q4 2016	Boston, MA	—	15,000	9,998,305	10,760,000	—	—	761,695	100%		—
601 Massachusetts Avenue	Q3 2015	Q1 2017	Washington, DC	1	478,000	304,874,741	339,760,000	—	—	34,885,259	90%		81%
10 CityPoint	Q3 2016	Q2 2017	Waltham, MA	1	245,000	74,230,836	100,400,000	—	—	26,169,164	96%		—
888 Boylston Street	Q3 2016	Q4 2017	Boston, MA	1	425,000	154,875,225	271,500,000	—	—	116,624,775	68%		—
Salesforce Tower (95% ownership)	Q2 2017	Q1 2019	San Francisco, CA	1	1,400,000	432,389,414	1,073,500,000	—	—	641,110,586	52%		—
The Hub on Causeway (50% ownership)	Q4 2018	Q4 2019	Boston, MA	1	385,000	10,771,312	141,870,000	—	—	131,098,688	33%		—
Dock72 (50% ownership)	Q1 2018	Q1 2020	Brooklyn, NY	1	670,000	11,249,638	204,900,000	—	—	193,650,362	33%		—

Total Office Properties under Construction				8	3,863,000	$1,053,973,538	$2,215,780,000	$—	$—	$1,161,806,462	59%		23%

Residential
Cambridge Residential / 88 Ames (274 units)	Q1 2018	Q1 2019	Cambridge, MA	1	164,000	$9,495,386	$140,170,000	$—	$—	$130,674,614	N/A		—
Reston Signature Site (508 units)	Q4 2017	Q2 2020	Reston, VA	1	514,000	26,218,648	217,232,000	—	—	191,013,352	N/A		—

Total Residential Properties under Construction				2	678,000	$35,714,034	$357,402,000	$—	$—	$321,687,966	N/A		—

Redevelopment Properties
Reservoir Place North	Q2 2016	Q1 2017	Waltham, MA	1	73,000	$8,677,810	$24,510,000	$—	$—	$15,832,190	—		—

Total Redevelopment Properties under Construction				1	73,000	$8,677,810	$24,510,000	$—	$—	$15,832,190	—		—

Total Properties Under Construction and Redevelopment				11	4,614,000	$1,098,365,382	$2,597,692,000	$—	$—	$1,499,326,618	58	%(5)	22%

PROJECTS FULLY PLACED IN-SERVICE DURING 2015

	Initial	Estimated					Estimated	Total	Amount	Estimated
	In-Service	Stabilization		# of		Investment	Total	Construction	Drawn at	Future Equity	Percentage
	Date	Date	Location	Buildings	Square feet	to Date (2)	Investment (2)	Loan (2)	12/31/2015 (2)	Requirement (2)	Leased (3)
Annapolis Junction Building Seven (50% ownership)	Q3 2015	Q3 2015	Annapolis, MD	1	127,229	$16,323,406	$16,500,000	$11,000,000	$10,712,805	$—	100%
690 Folsom Street	Q4 2014	Q1 2016	San Francisco, CA	1	26,080	14,766,213	16,400,000	—	—	1,633,787	100%
The Point (formerly 99 Third Avenue Retail)	Q3 2015	Q2 2016	Waltham, MA	1	16,300	16,817,235	16,900,000	—	—	82,765	85%
535 Mission Street	Q4 2014	Q3 2016	San Francisco, CA	1	307,235	193,962,874	201,150,000	—	—	7,187,126	99%
Annapolis Junction Building Eight (50% ownership)	Q4 2015	Q3 2017	Annapolis, MD	1	125,685	12,433,429	18,500,000	13,000,000	7,219,529	286,100	—

Total Projects placed In-Service				5	602,529	$254,303,157	$269,450,000	$24,000,000	$17,932,334	$9,189,778	78%

IN-SERVICE PROPERTIES HELD FOR REDEVELOPMENT

						Encumbered	Central Business
		# of	Existing		Annualized Revenue	with secured	District (CBD) or	Incremental Future
	Sub Market	Buildings	Square Feet	Leased %	Per Leased SF (6)	debt (Y/N)	Suburban (S)	Square Footage (7)
North First Business Park	San Jose, CA	5	190,636	100.0%	$16.11	N	S	1,359,364

Total Properties held for Redevelopment		5	190,636	100.0%	$16.11			1,359,364

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share. Includes income (loss) and interest carry.
(3)	Represents percentage leased as of January 29, 2016, including leases with future commencement dates and excluding residential space.
(4)	Represents the portion of the project which no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	Includes approximately 33,000 square feet of retail space from residential developments which is 0% leased.
(6)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(7)	Incremental Future Square Footage is included in Approximate Developable Square Feet of Value Creation Pipeline—Owned Land Parcels on page 48.

Boston Properties, Inc.

Fourth Quarter 2015

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of December 31, 2015

		Approximate
		Developable
Location	Acreage	Square Feet
San Jose, CA (1) (2)	28.0	2,199,000
Reston, VA	33.8	1,160,000
Waltham, MA	11.3	805,000
Springfield, VA	17.8	800,000
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Gaithersburg, MD (3)	12.5	240,000
Washington, DC (50% ownership)	1.3	520,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Andover, MA	10.0	110,000

	319.4	8,053,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of December 31, 2015

		Approximate
		Developable
Location	Acreage	Square Feet
Princeton, NJ	134.1	1,650,000
Boston, MA (50% ownership)	—	1,423,000
Cambridge, MA (4)	—	940,000
Brooklyn, NY (50% ownership)	1.3	600,000
San Francisco, CA	2.3	TBD

	137.7	4,613,000

(1)	Excludes the existing square footage related to in-service properties being held for future re-development included on page 47.
(2)	On December 17, 2015, the Company sold its Innovation Place property. See page 46.
(3)	On October 1, 2015, the Company sold a parcel of land at Washingtonian North in Gaithersburg, Maryland. See page 46.
(4)	Includes access to purchase 540,000 square feet of development rights for office and 400,000 square feet of residential rights.

Boston Properties, Inc.

Fourth Quarter 2015

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated entities, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to asset sales (land and property), impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses from early extinguishments of debt, stock-based compensation, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, fair value interest adjustment and fair value lease revenue, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences); and non-cash termination income adjustment (fair value lease amounts). Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units and (4) 2012 OPP Units that were issued in the form of LTIP Units and earned as of February 6, 2015 plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit (all of which had been redeemed as of June 25, 2015) plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total consolidated market capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Adjusted Debt to Total Adjusted Market Capitalization Ratio

Total adjusted debt to total adjusted market capitalization ratio, defined as total adjusted debt (which equals our total consolidated debt, plus our share of unconsolidated joint venture debt, minus our joint venture partners’ share of consolidated debt) as a percentage of the market value of our outstanding equity securities plus our total adjusted debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total adjusted market capitalization is the sum of (A) our total adjusted debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units and (4) 2012 OPP Units that were issued in the form of LTIP Units and earned as of February 6, 2015 plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total adjusted market capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned.

We present this ratio because, following the consolidation of 767 Venture, LLC (the entity that owns 767 Fifth Avenue (The GM Building)) effective June 1, 2013, our consolidated debt increased significantly compared to prior periods even though our economic interest in 767 Venture, LLC remained substantially unchanged at 60%. Similarly, after selling an interest in 601 Lexington Avenue, our economic interest in the property decreased to 55% even though we continue to consolidate the related mortgage indebtedness. Accordingly, we believe the presentation of total adjusted debt may provide investors with a more complete picture of our share of consolidated and unconsolidated debt. In addition, in light of the difference between our total consolidated debt and our total adjusted debt, we believe that also presenting our total adjusted debt to total adjusted market capitalization may provide investors with a more complete picture of our leverage in relation to the overall size of our company. Investors should understand that our total adjusted debt to total adjusted market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total adjusted debt to total adjusted market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Fourth Quarter 2015

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus preferred dividends, net income attributable to noncontrolling interests, plus corporate general and administrative expense, transaction costs, depreciation and amortization, losses from early extinguishments of debt and interest expense, less development and management services income, income from unconsolidated joint ventures, interest and other income and gains from investments in securities. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue and lease transaction costs which qualify as inducements in accordance with GAAP. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue and lease transaction costs which qualify as inducements in accordance with GAAP. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service for GAAP. Under GAAP a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures. In-service Office and Office/Technical properties exclude hotel and residential properties.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 21-23 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures and 100% of consolidated joint ventures.

Annualized Revenue

Annualized Revenue is defined as rental obligations at the end of the reporting period, including contractual base rents, percentage rent and reimbursements from tenants under existing leases, multiplied by twelve. These annualized amounts exclude rent abatements and non-recurring items.

Future Annualized Revenue

Future Annualized Revenue is defined as rental obligations including the sum of (i) contractual base rents at lease expiration and (ii) percentage rent and reimbursements from tenants at the end of the current reporting period, multiplied by twelve. These annualized amounts exclude rent abatements and non-recurring items.

Boston Properties, Inc.

Fourth Quarter 2015

Definitions

Average Monthly Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted monthly average number of occupied units.

Average Economic Occupancy

Average Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Market Rents

Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Average Physical Occupancy

Average Physical Occupancy is defined as the average number of occupied units divided by the total number of units, expressed as a percentage.